As Filed with the Securities and Exchange Commission on April 30, 2020
Registration Nos. 2 ‑ 30771
811 ‑ 01764

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N‑4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[    ] Pre‑Effective Amendment No.
[ x ] Post-Effective Amendment No. 68
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[ x ] Amendment No. 69
AMERICAN FIDELITY SEPARATE ACCOUNT A
(FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)
(Exact Name of Registrant)
AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)
9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA 73114
(Address of Depositor’s Principal Executive Offices)                                                                                                (Zip Code)
Depositor’s Telephone Number, Including Area Code    405.523.2000
Christopher T. Kenney	Jennifer Wheeler
Senior Vice President and	Vice President and Senior Counsel
General Counsel	American Fidelity Assurance Company
American Fidelity Assurance Company	9000 Cameron Parkway
9000 Cameron Parkway	Oklahoma City, Oklahoma 73114
Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ x ]	on May 1, 2020 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]	on (date) pursuant to paragraph (a) (1) of Rule 485
If appropriate, check the following box:
[ ]	This post‑effective amendment designates a new effective date for a previously filed post‑effective amendment.

Title of Securities Being Registered:     Group variable annuity contracts

AFPR1ME
GROWTH®
                   Variable Annuity
from

May 1, 2020

AFPR1ME GROWTH® Variable Annuity
issued by
American Fidelity Separate Account A
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2020
American Fidelity Separate Account A (“Separate Account A” or the “Registrant”) is offering the AFPR1ME GROWTH® Variable Annuity.  The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer for use in qualified retirement plans or an individual using the contract to fund an Individual Retirement Annuity.
The assets of Separate Account A will be invested solely in Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio (“Vanguard® VIF Total Stock Market Index Portfolio”), which seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market.
This prospectus contains important information about the AFPR1ME GROWTH® Variable Annuity   and Separate Account A that a prospective investor should know before investing.  To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2019 that we filed with the Securities and Exchange Commission (“SEC”).  The SEC maintains a web site (www.sec.gov) that contains our Statement of Additional Information, material incorporated by reference into this prospectus and other material that we file electronically with the SEC.  The Statement of Additional Information is incorporated by reference into this prospectus.  The table of contents of the Statement of Additional Information appears on the last page of this prospectus.  For a free copy of our Statement of Additional Information, contact us at:
Telephone:  1.800.662.1113
U.S. Mail:  P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520
Email:  va.help@americanfidelity.com.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder report for Vanguard® VIF Total Stock Market Index Portfolio, the portfolio company available under your contract, will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant electronically by contacting us, as set forth above.  You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting us, as set forth above.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.  This prospectus may only be used to offer the contract where the contract may be lawfully sold.  The contract and certain features described in the contract may only be available in certain states.

  i

Please read this prospectus carefully and keep it for future reference

GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical.  To help you understand these terms, we have defined them below.
Account value:  The value of a participant’s account during the accumulation phase.
Accumulation phase:  The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments.  Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.
Accumulation unit:  The unit of measurement used to keep track of the value of a participants interest in a sub-account during the accumulation phase or period.
Annuitant:  The person on whose life annuity payments are based.
Annuity:  A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date:  The date annuity payments begin.
Annuity options:  The pay-out methods available during the annuity phase.
Annuity payments:  Regular income payments received from the policy during the annuity phase.
Annuity phase:  The period during which we make annuity payments.
Annuity unit:  The unit of measure we use to calculate annuity payments during the annuity phase.
Contract:  The master group contract between American Fidelity Assurance Company and a contract owner.
Contract owner:  The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.
Participant:  A person for whom an interest is maintained under a group variable annuity policy, generally an employee.
Participant account:  The account maintained for each participant reflecting the accumulation units credited.
Policy:  The AFPR1ME GROWTH® Variable Annuity.
Portfolio company:  The Vanguard® Variable Insurance Fund (“VIF”) Total Stock Market Index Portfolio.
Purchase payment:  Money invested in the contract by or on behalf of a participant and allocated to a participant’s account.
Separate Account:  The separate account is called American Fidelity Separate Account A, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
We, Us, Our:  American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your:  A participant in the contract, generally an employee.

TABLE OF CONTENTS
Page
Summary
Fee Table
Condensed Financial Information
The AFPR1ME GROWTH® Variable Annuity
Purchasing Accumulation Units
Receiving Payments From the Annuity
Expenses
Withdrawals
Death Benefit
Taxes
Other Information
Legal Proceedings
Financial Statements
Table of Contents of Statement of Additional Information

1 2 3 3 4 5 7 8 9 9 13 14 14 14

SUMMARY
In this summary, we discuss some of the important features of the group variable annuity contract.  You should read the entire prospectus for more detailed information about your account and Separate Account A.
The AFPR1ME GROWTH® Variable Annuity is a contract between (1) an employer, who is the contract owner on behalf of its participants, or an individual using the contract to fund an Individual Retirement Annuity, and (2) American Fidelity Assurance Company, which is the insurance company.  Money invested in the AFPR1ME GROWTH® Variable Annuity is invested in the Vanguard® VIF Total Stock Market Index Portfolio. The AFPR1ME GROWTH® Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.  You should not become a participant in the AFPR1ME GROWTH® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment.
Like all deferred annuities, the annuity contract has two phases:  the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, and your earnings accumulate on a tax-deferred basis.  You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply. A qualified plan already provides tax-deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax-deferral feature.
The annuity phase begins when you start receiving regular payments under the annuity income options from your participant account. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio.
The money you invest in your AFPR1ME GROWTH® Variable Annuity is used to purchase, at net asset value, shares of Vanguard® VIF Total Stock Market Index Portfolio.  Past performance does not guarantee future results.
Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal.  If you withdraw any money before you are 59½, you may be charged a federal tax penalty on the taxable amounts withdrawn.  In most cases, the penalty is 10% on the taxable amounts.  All payments during the annuity period are taxable.
You may withdraw money at any time during the accumulation phase.  No fees are charged for withdrawals.  Restrictions exist under federal tax law concerning when you can withdraw money from a qualified plan, and you may have to pay income tax and a tax penalty on any money you withdraw.  If a withdrawal causes your participant account to have a remaining value of less than $1,000, we may redeem all your accumulation units and cancel your account.
Although the contract does not have a “free-look” provision, you do have the right to withdraw all or part of the value of your participant account at any time without paying a withdrawal fee.  If the contract is returned to us or our representative within 30 calendar days after it is delivered, we will refund the greater of the purchase payments paid or the account value.
Questions.  If you have any questions about your contract or need more information, please contact us at:
American Fidelity Assurance Company
Annuity Services Department
P.O. Box 25520
Oklahoma City, OK 73125-0520
Telephone:  1.800.662.1113
E-mail: va.help@americanfidelity.com

1

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your policy.  The first table describes the fees and expenses that you will pay at the time you buy your policy or make a purchase payment.  State premium taxes may also be deducted.
One-time Contract Certificate Fee…………………	$15.00
Participant Transaction Expenses (as a percentage of purchase payments)
Sales Charge	3.00%*
Administrative Expense	0.25%
Minimum Death Benefit Expense	0.75%**
Deferred Sales Load	None
Surrender Fees	None
*Waived for purchase payments of $2,000 or more.
**Not applicable after age 65.
The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the portfolio company fees and expenses.
Per Payment Charge…………………………………	$ 0.50
Separate Account A Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees	0.96025%
The next table shows the minimum and maximum total operating expenses charged by Vanguard® VIF Total Stock Market Index Portfolio that you pay periodically during the time that you own the policy.  Additional information about the Vanguard® VIF Total Stock Market Index Portfolio’s fees and expenses is contained in the Vanguard® VIF Total Stock Market Index Fund’s Summary Prospectus (the “Vanguard Summary Prospectus”).
Total Annual Portfolio Company Operating Expenses (expenses that are deducted from portfolio assets)	MINIMUM 0.13%	MAXIMUM 0.13%
Vanguard® VIF Total Stock Market Index Portfolio
Management Expenses	0.00%
Investment Advisory Fee	0.00%
Acquired Fund Fees and Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.13%
The purpose of the fee table is to show you the various costs and expenses that you will bear directly or indirectly.  The table reflects the expenses of both Separate Account A and Vanguard® VIF Total Stock Market Index Portfolio.  For a more complete explanation of each of the expense components, see the information under “Expenses” that appears elsewhere in this document, as well as the description of expenses of Vanguard® VIF Total Stock Market Index Portfolio in the Vanguard Summary Prospectus.  Although premium taxes are not reflected in the fee table, they may apply.
Example
The example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts.  These costs include contract owner transaction expenses, contract fees, separate account annual expenses and portfolio company fees and expenses.
This example also assumes that (i) you invest $10,000 in the policy, (ii) your investment has a 5% return each year, and (iii) the maximum fees and expenses of the portfolio company apply.  Although your actual costs may be higher or lower, based on these assumptions, the example shows the expenses you would pay on a $10,000 investment.  Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

2

1 Year	3 Years	5 Years	10 Years
$522	$747	$991	$1,686
The example should not be considered a representation of past or future expenses.  Actual expenses may be greater or less than those shown above.  Similarly, the 5% annual rate of return assumed in the example is not an estimate or guarantee of future performance.
CONDENSED FINANCIAL INFORMATION
During the accumulation phase, we calculate the value of each policy owner’s share of different sub-accounts, with a unit of measurement called an accumulation unit.  The following table shows accumulation unit values and the number of accumulation units outstanding for Separate Account A for the last ten years, as derived from the financial statements of Separate Account A.  The accumulation unit information reflects Separate Account A’s operations as a unit investment trust investing in Vanguard® VIF Total Stock Market Index Portfolio since December 1, 2014 and in American Fidelity Dual Strategy Fund prior to that date.
	2019	2018	2017	2016	2015	2014	2013	2012	2011	2010
Accumulation Unit value:
Beginning of year…	54.507	58.137	$48.523	$43.526	$43.784	$39.748	$30.286	$26.275	$26.511	$22.545
End of year………	70.588	54.507	$58.137	$48.523	$43.526	$43.784	$39.748	$30.286	$26.275	$26.511
Number of Accumulation Units outstanding at end of year (in 000’s)…	$3,022	$3,254	$3,501	$3,713	3,924	4,171	4,467	4,793	5,151	5,446

THE AFPR1ME GROWTH® VARIABLE ANNUITY
About the Contract
The AFPR1ME GROWTH® Variable Annuity is a group annuity.  A group annuity is a contract between (1) an employer, who is the contract owner on behalf of its participants, or an individual using the contract to fund an Individual Retirement Annuity, and (2) an insurance company (in this case, American Fidelity Assurance Company), where the insurance company promises to pay the participant or someone else you choose an income in the form of annuity payments beginning on a date chosen.  The person upon whose life the policy is based is called the annuitant, even if that person is you.  If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.
We may change the AFPR1ME GROWTH® Variable Annuity at any time if required by state or federal laws.  After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased.  We will notify contract owners of any change at least 90 calendar days before a change will take effect.
Naming a Beneficiary
A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant.  You name the beneficiary or beneficiaries at the time you become a participant in the contract, but you may change beneficiaries at a later date.  If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
You can change the beneficiary of your policy at any time during the annuitant’s life, unless you name the person as an irrevocable beneficiary.  The interest of an irrevocable beneficiary cannot be changed without his or her written consent.
To change your beneficiary, you need to send a request on a form we accept to our home office.  The change will go into effect when signed, subject to any payments we make or actions we take before we record the change.  A change cancels all prior beneficiaries, except any irrevocable beneficiaries.  The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant’s death.

3

Voting Rights
American Fidelity Assurance Company is the legal owner of the Vanguard® VIF Total Stock Market Index Portfolio shares allocated to Separate Account A.  However, we believe that when Vanguard® VIF Total Stock Market Index Portfolio solicits proxies in conjunction with a shareholder vote, we are required to obtain from participants instructions as to how to vote those shares.  When we receive these instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions.  This type of voting may allow a small number of participants to control the outcome of the vote.  Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.
Substitution
We cannot guarantee that Vanguard® VIF Total Stock Market Index Portfolio will always be available for our variable annuity products.  If it should not be available, we will try to replace it with a comparable fund.  A substitution of shares attributable to the contracts will not be made without prior notice to contract owners and participants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.
PURCHASING ACCUMULATION UNITS
Purchase Payments
In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit.  Each time you invest money with us, you are making a purchase payment.  Every purchase payment you make increases the number of accumulation units in your participant account.  You may make purchase payments at any time during the accumulation phase.  Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10.  You may increase, decrease or change the frequency of your purchase payments at any time.  We reserve the right to reject any application or purchase payment.
Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract.  A one-time $15 certificate fee will be deducted from your first purchase payment.  We will invest your net first purchase payment (after deducting Participant Transaction Expenses of 4% (or 1% if purchase payment is $2,000 or more) to cover sales, administrative and minimum death benefit charges, and $0.50 per purchase payment, plus, with respect to the first purchase payment, a one-time $15 certificate fee) within two business days of receiving it.  If you do not give us all of the information we need, we will contact you to get it.  If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information.  After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after receipt.  If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.
Accumulation Units
The value of your participant account will go up or down depending upon the investment performance of Vanguard® VIF Total Stock Market Index Portfolio and the expenses of, and deductions charged by, Separate Account A.  The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.
We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, and then credit your participant account accordingly.  We determine the value of an accumulation unit by dividing the total value of net assets by the number of the outstanding accumulation units.  The value of an accumulation unit may go up or down from day to day.
The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value.  When you make a purchase payment, we credit your participant account with accumulation units.  The number of accumulation units credited is determined by dividing the amount of the net purchase payment (after deducting the Participant Transaction Expenses described above and, with respect to the first purchase payment, a one-time $15 certificate fee) by the value of the accumulation unit.

4

Example
The following example illustrates how we calculate the number of accumulation units that should be credited to a participant account when purchase payments are made after the participant’s initial purchase payment.* On Thursday, we receive an additional purchase payment of $100 from you.  At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25.  We deduct the applicable Participant Transaction Expenses (described above) and then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units.
Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.
* A $15 certificate fee also will be deducted from the first purchase payment.
RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
Upon investing in the AFPR1ME GROWTH® Variable Annuity, you may select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity.  You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments.  The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner’s tax qualified plan or, if applicable, state law.
Selecting an Annuity Option
On your annuity date, we will begin making annuity payments in accordance with one of our annuity options.  If the value of your participant account is at least $5,000, you may choose from our various annuity options.  You must designate the annuity option you prefer at least 30 calendar days before your annuity date.  If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below.  If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.
Annuity Payments
Although we reserve the right to change the frequency of the payments, annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually.  Electing to receive payments less frequently will increase the individual payment amount.  However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.
Annuity payments may be made on a variable basis or on a fixed basis.  Payments made on a variable basis are based on the actual investment performance of Vanguard® VIF Total Stock Market Index Portfolio.  Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%.  If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Vanguard® VIF Total Stock Market Index Portfolio.
If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%.  The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:
•	the value of your participant account on the annuity date,
•	the assumed investment rate of 4.5%, and
•	the performance of Vanguard® VIF Total Stock Market Index Portfolio.
After you receive your first annuity payment, if Vanguard® VIF Total Stock Market Index Portfolio’s actual performance exceeds the 4.5% assumed rate, your monthly annuity payments will increase.  Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received.  The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

5

You may choose one of the following annuity options at any time during the accumulation period.  After your annuity payments begin, you cannot change your annuity option.
Option 1 Life Variable Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.
Option 2 Life Variable Annuity with Payments Certain
We will make monthly payments for the guaranteed period selected and thereafter during the life of the annuitant.  When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death.  If the beneficiary dies before the end of the guaranteed period, the present value of the remaining payments will be paid to the estate of the beneficiary based on an annual compound interest rate of 3.5%.  The guaranteed period may be 10 years, 15 years or 20 years.

Option 3 Unit Refund Life Variable Annuity
We will make monthly payments during the lifetime of the annuitant.  Upon the annuitant’s death, we will make an additional payment equal to the value at the date of death of the number of variable annuity units equal to the excess, if any, of (a) the total amount applied under this option divided by the variable annuity unit value on the annuity date over (b) the variable annuity units represented by each annuity payment multiplied by the number of annuity payments paid prior to death.

Option 4 Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of the annuitant and a joint annuitant.  Payments will continue during the lifetime of the surviving annuitant based on 66 2/3% of the annuity payment in effect during the joint lifetime.  If the joint annuitant is not the annuitant’s spouse, this annuity option may not be selected if, as of the annuity date, the present value of the annuity payments which would be payable to the joint annuitant exceeds 49% of the present value of all payments payable to the annuitant and the joint annuitant.

Option 5 Fixed Annuity	You may elect forms of fixed annuities that have essentially the same characteristics as Annuity Options 1 through 4 above.
You may change your annuity option by written request at any time before you begin receiving annuity payments.  Any change must be requested at least 30 calendar days before the annuity date.  If an option is based on life expectancy, we may require proof of the payee’s date of birth.

6

EXPENSES
Charges and other expenses associated with the AFPR1ME GROWTH® Variable Annuity will reduce your investment return.  These charges and expenses are explained below.
Sales Charge	We deduct a 3% sales charge from each purchase payment to recover our distribution expenses. The sales charge for lump sum or purchase payments of $2,000 or more will be waived.
Insurance Charges Administrative Expenses
We deduct 0.25% of each purchase payment we receive to recover administrative expenses, including, but not limited to, salaries, printing, legal, actuarial and accounting fees.
We also charge an additional $0.50 administrative charge against each purchase payment (for the processing of each purchase payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record).

Minimum Death Benefit	A deduction of 0.75% of each purchase payment is made to cover our costs associated with the minimum death payment. This deduction is not applicable after you reach age 65.
Mortality and Expense Risk
We assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay.  We receive 0.96025% on an annual basis (0.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed.  Of this amount, 0.85% is for mortality risks and 0.11025% is for expense risks.

Taxes Premium Taxes
Some states and other governmental entities, such as municipalities, charge premium or similar taxes.  We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account.  Some taxes are due when premium deposits are made; others are due when annuity payments begin.  Currently, we pay any premium taxes when they become payable to the states.  Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes	We may deduct from each contract any income taxes which the separate account may incur.
Portfolio Expenses
Deductions are taken from, and expenses paid out of, the assets of Vanguard® VIF Total Stock Market Index Portfolio.  Because Separate Account A purchases shares of Vanguard® VIF Total Stock Market Index Portfolio, the net assets of Separate Account A will reflect the total annual portfolio company operating expenses deducted from Vanguard® VIF Total Stock Market Index Portfolio assets.  You should read the Vanguard Summary Prospectus for information about such deductions.

7

WITHDRAWALS
You may redeem all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you.  The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption.  There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments.  We do not charge any administrative fees for withdrawals.
If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease.  The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request.  If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account.
A participant’s request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered.  In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.  All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.
Payments for units redeemed will be mailed within three to five business days after we receive a request that is in good order.  However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared.  Redemption rights may be suspended or payment postponed at times when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;
•
an emergency exists as a result of which disposal by Vanguard® VIF Total Stock Market Index Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for Vanguard® VIF Total Stock Market Index Portfolio to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of participants.
Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan.  In addition, certain adverse tax consequences may result from withdrawals, as explained below under “Taxes” and in the related discussion of our Statement of Additional Information.
Frequent Purchases and Withdrawals
Market timing policies are designed to address the excessive short-term trading of investment company shares by a policy owner or policy owners that may be harmful to the remaining policy owners.  Although market timing is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies.  At this time, Separate Account A offers a single investment option, so it does not create the same opportunities for market timing that separate accounts offering multiple investment options create.  However, in order to minimize any opportunity for market timing activities which may be achieved by withdrawing funds and reinvesting in Separate Account A, we have adopted the following specific policies:
•
We deduct a sales charge, an administrative charge and a minimum death benefit charge from each purchase payment we receive.  While not designed specifically to discourage market timing activities these expenses have a tendency to discourage it.

•
After full redemption and cancellation of a participant’s account, no further purchase payments may be made on behalf of the participant.  In addition, if the value of any participant account falls below $1,000 as the immediate result of a withdrawal, that participant’s account may be terminated at our option.

•	We do not accept telephone transactions.
•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

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If Separate Account A offers more than one investment option in the future, we may adopt additional policies to limit the possibility of market timing that might be accomplished by switching back and forth between investment options.
DEATH BENEFIT
In the event of a participant’s death before receipt of annuity payments, death proceeds are payable to the person’s named beneficiary in an amount equal to:
•	the value of the participant’s account as of the valuation date (the date on which we have received both written notice of death and the beneficiary’s written instructions), or
•	if greater, and if the participant’s death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.
Payments normally are made within seven calendar days of receipt of notice.
If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:
•	the participant’s beneficiary, or
•	the participant’s estate, if no beneficiary survives.
Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.
A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments.  Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds.  Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:
•	take a total distribution within five years of the death of the participant, or
•	by the end of the year following the participant’s death, begin receiving payments for a period not to exceed the expected lifetime of the beneficiary.
TAXES
NOTE: The following is a description of federal income tax law applicable to tax-qualified annuities that are used in connection with Qualified Retirement Plans in general and is not intended as tax advice. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. You should seek competent tax advice regarding the matters discussed in this Prospectus and the Statement of Additional Information.
General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), governs taxation of annuities in general. A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant’s cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.
For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant’s cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant’s cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the participant’s investment has been recovered (i.e., when the total of the excludable amounts equal the participant’s investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities (“Qualified Plans”), the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract. Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

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American Fidelity Assurance Company is taxed as a life insurance company under the Code. For federal income tax purposes, Separate Account A is not a separate entity from American Fidelity Assurance Company, and its operations form a part of American Fidelity Assurance Company.
Qualified Plans
The contracts offered by the Prospectus are designed to be suitable for use under various types of retirement plans (“Qualified Plans”) that receive favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) Qualified Plans include 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities and IRAs.
Because of the minimum premium deposit requirements, the contracts may not be appropriate for some periodic payment retirement plans.
Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Participants, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into American Fidelity Assurance Company’s administrative procedures. Participants, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. The tax rules regarding qualified plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.
Transfers
Generally, contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified policies.
Tax Treatment of Assignments
Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract or other policy may be a taxable event. The owner of a contract should consult competent tax advisers before assigning or pledging the contract.
Multiple IRA Contracts
For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.
Tax Treatment of Distributions
Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a contract issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.
Special Tax Treatment for Coronavirus-Related Distributions from Qualified Plans.  As provided in section 2202 of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) certain persons who are adversely impacted by the Covid-19 virus may receive a distribution (referred to as a “Coronavirus Related Distributions”) during calendar year 2020 of up to $100,000 from a Qualified Plan.  Even though such distributions are received in 2020, the taxation of the amount distributed can be spread out ratably over 2020, 2021 and 2022.  In addition, Coronavirus Related Distributions are not subject to the mandatory withholding requirements or the penalty tax on distributions made prior to age 59 ½.
Special Rules for Distributions that are Rolled Over.  Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over in accordance with the provisions of the Code. These provisions contain various requirements, including the requirement that the rollover be made directly from the distributing plan or within 60 calendar days of receipt:
•	To a traditional IRA under Section 408 of the Code;

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•	To another, similar Qualified Plan; or
•	To a Section 403(b) Plan or to a 457(b) Governmental Deferred Compensation Plan.
These special rules only apply to distributions that qualify as “eligible rollover distributions” under the Code. In general, a distribution from a Qualified Plan Contract will be an eligible rollover distribution except to the extent:
•
It is part of a series of substantially equal periodic payments made for the taxpayer’s life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary under the plan or for a period of more than ten years;

•	It is a required minimum distribution under Section 401 (a)(9) of the Code as described below; or
•	It is made from a Qualified Plan by reason of a hardship.
The administrator of the applicable Qualified Plan should provide additional information about these rollover tax rules when a distribution is made.
Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s “after-tax” contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.
Penalty Tax on Withdrawals prior to age 59½. Generally, there is a penalty tax equal to 10% of the portion of any payment prior to age 59½ from a Qualified Plan Contract that is included in income. This 10% penalty will not apply if the distribution meets certain conditions. Some of the distributions that are exempted from the 10% penalty are listed below:
•	A distribution that is made on or after the date the taxpayer reaches age 59½;
•	A distribution that is properly rolled over to a traditional IRA or to another eligible employer plan or account;
•	A distribution that is made on or after the death of the taxpayer;
•	A distribution that is made when the taxpayer is totally disabled (as defined in Section 72(m)(7) of the Code);
•
A distribution that is made as part of a series of substantially equal periodic payments which are made at least annually for the taxpayer’s life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his joint beneficiary under the Qualified Contract (and, with respect to Qualified Plan Contracts, which begin after the taxpayer separates from service with the employer maintaining the plan);

•	A distribution that is made to the taxpayer by reason of separation from service with the employer maintaining the plan on or after the date on which the taxpayer reaches age 55;
•
A distribution that is made to the taxpayer to the extent it does not exceed the amount allowable as a deduction for medical care under Section 213 of the Code (determined without regard to whether the taxpayer itemizes deductions);

•	A distribution that is made to an alternate payee pursuant to a qualified domestic relations order (that meets the conditions of Section 414(p) of the Code) (not applicable to IRA Contracts);
•
Distributions from an IRA Contract for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the taxpayer and his or her spouse and dependents if the taxpayer has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the taxpayer has been re-employed for at least 60 calendar days);

•
Distributions from an IRA Contract made to the taxpayer to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the taxpayer, the taxpayer’s spouse or a child or grandchild of the taxpayer or the taxpayer’s spouse for the taxable year;

•	Distributions from an IRA Contract made to the taxpayer which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code);
•	A Distribution that is converted directly to a Roth IRA;
•	Distributions to certain individuals who are called to active military duty;
•	Distributions not to exceed $5,000 to an individual in connection with a birth or adoption of a child to be made within one year of the birth or adoption; and
•	A distribution of up to $100,000 made during calendar year 2020 that qualifies as a Coronavirus-Related Distribution pursuant to section 2202 of the CARES Act.

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Required Distributions. A Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code, including:
•
For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 72 or the calendar year in which the taxpayer retires;

•	For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 72;
•	When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year; and
•	Pursuant to the CARES Act, required distributions are not required for calendar year 2020.
In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death. The applicable plan documents will contain such rules.
Income Tax Withholding
All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax. Generally, amounts are withheld from periodic payments at the rate of 10% from non-periodic payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.
Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; (c) distributions made upon hardship of the employee; (d) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions) or (e) Coronavirus Related Distributions.  Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.
Withdrawal Limitations
The Code limits the withdrawal of purchase payments made by owners from certain tax-deferred annuities and 401(k) Plans. Withdrawals from these types of plans can only be made when an owner:
•	reaches age 59½;
•	leaves his/her job;
•	dies; or
•	becomes disabled (as that term is defined in the Code).
A withdrawal may also be made in the case of hardship, and in the case of employees affected by certain federally declared disasters, if allowed by the plan; however, the owner can only withdraw purchase payments and not any earnings.  Beginning in 2019, hardship distribution can be made from employer contributions as well as earning on contributions.  Additionally, a withdrawal may be made in situations to which Section 72(t)(2)(G) of the Code applies (regarding individuals called to active military duty), and a Coronavirus Related Distribution, as described in Section 2202 of the CARES Act, may be made during year 2020.
Diversification
The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. We believe that all of the portfolios are being managed in such a way that they comply with the requirements.
Neither the Code nor the Treasury Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not American Fidelity Assurance Company, would be considered the owner of the shares of the portfolios. If you are considered the owner of the portfolios’ shares, it will result in the loss of the favorable tax treatment for the policy. It is unknown to what extent under federal tax law owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios for which owners may select. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is a position which is not new, it may be applied retroactively and you, as the owner of the policy, could be treated as the owner of the portfolios.  See the additional discussion of this issue in the Statement of Additional Information.

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Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.
OTHER INFORMATION
American Fidelity Assurance Company
American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960.  Its principal executive offices are located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114, telephone number 1.800.662.1113.  American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.
American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.  The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Separate Account A
American Fidelity Assurance Company’s board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law.  The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A.  It was organized as an open-end diversified management investment company with its own portfolio of securities.  On January 1, 1999, Separate Account A became a unit investment trust.  Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.
The assets of Separate Account A are held in American Fidelity Assurance Company’s name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company.  Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of any other business activities of American Fidelity Assurance Company.  All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard to other income, gains and losses of American Fidelity Assurance Company.  American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH® Variable Annuity.
Vanguard® VIF Total Stock Market Index Portfolio
Separate Account A invests exclusively in the Vanguard® VIF Total Stock Market Index Portfolio, which seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.  The investment advisor of the Vanguard® VIF Total Stock Market Index Portfolio is The Vanguard Group, Inc.
More information about the Vanguard® VIF Total Stock Market Index Portfolio can be found in the Vanguard Summary Prospectus.  You may obtain a full prospectus, statement of additional information and other information about the Vanguard® VIF Total Stock Market Index Portfolio free of charge by contacting our Annuity Services Department. Call us at 1.800.662.1113 or write to us at P.O. Box 25520, Oklahoma City, Oklahoma 73125-0520 or e-mail us at va.help@americanfidelity.com.  You should read the Vanguard Summary Prospectus carefully before investing.

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Underwriter
American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
LEGAL PROCEEDINGS
There are no material pending legal proceedings affecting Separate Account A, American Fidelity Assurance Company or American Fidelity Securities, Inc.
FINANCIAL STATEMENTS
The financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company are included in the Statement of Additional Information.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION
Page
General Information and History	1
Annuity Payments	1
Federal Tax Status	2
Offering of the AFPR1ME GROWTH® Variable Annuity	3
Financial Statements	4

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PLACE STAMP HERE
________________________
________________________
________________________

American Fidelity Assurance Company
P.O. Box 25520
Oklahoma City, OK  73125-0520

           Attention:  Annuity Services Department

Please send me the Statement of Additional Information for the following:

□  AFPR1ME GROWTH® Variable Annuity
□  Vanguard® VIF Total Stock Market Index Portfolio

Name ________________________________________________________________
(please print)
Address ________________________________________________________________

________________________________________________________________

________________________________________________________________

AFPR1ME GROWTH® Variable Annuity
issued by
American Fidelity Separate Account A
and
American Fidelity Assurance Company
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020
This Statement of Additional Information is not a prospectus.  You should read this document in conjunction with the Prospectus dated May 1, 2020 relating to the AFPR1ME GROWTH® Variable Annuity.
The Prospectus sets forth information that a prospective investor should know before investing.  For a copy of the Prospectus,
write to us at:	call us at:	e-mail us at:
P.O. Box 25520	1.800.662.1113	va.help@americanfidelity.com
Oklahoma City, Oklahoma 73125-0520

AFPR1ME GROWTH® Variable Annuity
issued by
American Fidelity Separate Account A
and
American Fidelity Assurance Company
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2020
TABLE OF CONTENTS
Page
General Information and History	1
Annuity Payments	1
Federal Tax Status	2
Offering of the AFPR1ME GROWTH® Variable Annuity	3
Financial Statements	4

GENERAL INFORMATION AND HISTORY
American Fidelity Separate Account A is offering the AFPR1ME GROWTH® Variable Annuity to (1) employers for use in qualified retirement plans and (2) individuals using the contract to fund an Individual Retirement Annuity.  The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.
ANNUITY PAYMENTS
Upon investing in the AFPR1ME GROWTH® Variable Annuity, you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity.  Annuity payments may be made on a variable basis and/or a fixed basis.
Fixed Annuity Payments
The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract.  The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options.  American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.
Variable Annuity Payments
A participant may elect a variable annuity payout.  Variable annuity payments reflect the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio during the annuity period.  Variable annuity payments are not guaranteed as to dollar amounts.
American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract.  It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.
The value of a participant account is determined by multiplying the participant’s accumulation units by the accumulation unit value on the fourteenth calendar day before the first annuity payment.  The first annuity payment varies according to the annuity option selected and the participant’s age.
American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date.  This sets the number of annuity units.  The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity.  The dollar amount is not fixed and will change from month to month.
The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date.  The result is the dollar amount of the payment.
Annuity Unit
The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of (1) the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and (2) 0.9998794.

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Variable Annuity Formulas
The following formulas summarize the annuity payment calculations described above:

Number of Variable Annuity Units =        Dollar Amount of First Monthly Payment
                                                                      Variable Annuity Unit Value on Date of First Payment
Value of Annuity Net Investment Factor
Annuity Unit Value     =      Unit on Preceding        X 0.9998794              X for 14th Day Preceding
Valuation Date Current Valuation Date
Dollar Amount Number of Annuity Unit Value
of Second and =              Annuity Units\            X for Period in Which
Subsequent Annuity                                                                         Per Payment Payment is Due
Payments

FEDERAL TAX STATUS
NOTE: The following is a description of federal income tax law applicable to annuities in general. You should seek competent tax advice regarding the matters discussed in the Prospectus and this Statement of Additional Information. American Fidelity Assurance Company does not guarantee the tax status of the policies. You bear the complete risk that the policies may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
General
American Fidelity Assurance Company is taxed as a life insurance company under the Internal Revenue Code (the “Code”). For federal income tax purposes, Separate Account A is not a separate entity from American Fidelity Assurance Company and its operations form a part of American Fidelity Assurance Company.
Diversification
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department (the “Treasury Department”). Disqualification of the policy as an annuity contract would result in imposition of federal income tax to you with respect to earnings allocable to the policy prior to the receipt of payments under the policy. The Code contains a safe harbor provision which provides that annuity contracts such as the policies meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities, and securities of other regulated investment companies.
The Treasury Department has issued regulations (including Treas. Reg. § 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts such as the policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

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American Fidelity Assurance Company intends that all funds underlying the policies will be managed by the investment advisors in such a manner as to comply with these diversification requirements.
The diversification regulations issued by the Treasury Department do not provide guidance regarding the circumstances in which owner control of the investments of Separate Account A will cause the owner to be treated as the owner of the assets of Separate Account A, thereby resulting in the loss of favorable tax treatment for the policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.
The amount of owner control which may be exercised under the policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of Separate Account A resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the policy prior to receipt of payments under the policy.
In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of Separate Account A.
Due to the uncertainty in this area, American Fidelity Assurance Company reserves the right to modify the policy in an attempt to maintain favorable tax treatment.
OFFERING OF THE AFPR1ME GROWTH® VARIABLE ANNUITY
American Fidelity Separate Account A offers the AFPR1ME GROWTH® Variable Annuity to (1) employers for use in qualified retirement plans and (2) individuals using the contract to fund an Individual Retirement Account.  The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer or an individual using the contract to fund an Individual Retirement Annuity.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The policies are offered on a continuous basis.  The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 2019, 2018 and 2017 were $58,381, $65,457 and $71,966, respectively.
Custodian and Independent Registered Public Accounting Firm
The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account A’s most recent report on Form N-CEN.
The financial statements of American Fidelity Separate Account A and the financial statements and schedules of American Fidelity Assurance Company included in this Statement of Additional Information have been audited by KPMG LLP, Independent Registered Public Accounting Firm, as stated in its reports appearing herein.  KPMG LLP’s address is 210 Park Avenue, Suite 2650, Oklahoma City, Oklahoma 73102.
Investment Consultant
InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company.  Under the investment consultant agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account A and American Fidelity Assurance Company.  InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

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American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account A.  InvesTrust Consulting received $58,435, $61,388 and $56,418 for services provided to Separate Account A in 2019, 2018 and 2017, respectively.
Legal Opinion
McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.
FINANCIAL STATEMENTS
The following are the financial statements of American Fidelity Separate Account A and the financial statements and schedules of American Fidelity Assurance Company.  The financial statements of American Fidelity Assurance Company should be considered only as bearing on the ability of American Fidelity Assurance Company to meet its obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

4

AMERICAN FIDELITY SEPARATE ACCOUNT A
Financial Statements
December 31, 2019
(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm
To the Board of Directors
American Fidelity Assurance Company and
Contract Owners
American Fidelity Separate Account A:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of American Fidelity Separate Account A (Account A), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of American Fidelity Separate Account A as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of Account A’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the underlying mutual fund. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more American Fidelity Separate Accounts since 1990.
Oklahoma City, Oklahoma
February 28, 2020

1

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statement of Assets and Liabilities
December 31, 2019
Investments at fair value:
Vanguard Total Stock Market Index (4,983,620 shares at net asset value of
$42.81 per share) (cost $168,087,778)	$213,348,793
Subscription receivable	5,200
Receivable for pending investment transactions	93,904
Total assets	213,447,897

Payable due to related party	5,597
Redemption payable	93,507
Total liabilities	99,104

Net assets	$213,348,793
Accumulation units outstanding	3,022,451
Accumulation unit value	$70.588
See accompanying notes to financial statements.

2

Statement of Operations
Year ended December 31, 2019
Net investment income:
Investment income distributions from underlying mutual fund	$3,144,591
Mortality and expense fees	(1,919,912)
Net investment income	1,224,679
Realized gains/losses on investments:
Realized gains distributions from underlying mutual fund	5,630,242
Proceeds from sales	16,992,026
Cost of investments sold	14,657,643
Net realized gain on investments sold	2,334,383
Net realized gain on investments	7,964,625

Unrealized appreciation on investments, end of year	45,261,015
Unrealized appreciation on investments, beginning of year	3,618,043
Change in unrealized appreciation	41,642,972
Net increase in net assets from operations	$50,832,276

See accompanying notes to financial statements.

3

AMERICAN FIDELITY SEPARATE ACCOUNT A
Statements of Changes in Net Assets
Years ended December 31, 2019 and 2018
	2019	2018
Increase in net assets from operations:
Net investment income	$1,224,679	1,207,511
Net realized gain on investments	7,964,625	10,097,361
Unrealized appreciation (depreciation) during the year	41,642,972	(22,567,681)
Net increase (decrease) in net assets from operations	50,832,276	(11,262,809)
Changes from contract transactions	(14,860,032)	(14,925,771)
Increase (decrease) in net assets	35,972,244	(26,188,580)
Net assets, beginning of year	177,376,549	203,565,129
Net assets, end of year	$213,348,793	177,376,549
See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT A
Financial Highlights
Five-year period ended December 31
	2019	2018	2017	2016	2015
Net assets	$213,348,793	177,376,549	203,565,129	180,163,996	170,803,266
Accumulation unit value	$70.588	54.507	58.137	48.523	43.526
Number of accumulation units outstanding	3,022,451	3,254,172	3,501,499	3,712,964	3,924,171
Investment income as a percent of average net assets (1)	1.58%	1.56%	1.90%	1.48%	1.36%
Expenses as a percent of average net assets (2)	0.96	0.96	0.96	0.96	0.96
Total return (3)	29.50	(6.24)	19.81	11.48	(0.59)
(1)	This ratio represents the dividend, excluding distributions of capital gains, received by the underlying mutual fund divided by the average net assets.
(2)	This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.
See accompanying notes to financial statements.

5

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2019

(1)	Summary of Significant Accounting Policies
(a)	General
American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Account A was formerly known as American Fidelity Variable Annuity Fund A and operated as an open‑end diversified management investment company from 1968 to December 31, 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account. Account A is an investment company and applies the specialized accounting and reporting guidance in ASC Topic 946 Financial Services – Investment Companies.
The assets of Account A are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by AFA.
(b)	Investments
Account A’s investment objectives are primarily long‑term growth of capital and secondarily the production of income. On November 26, 2014, investment in the American Fidelity Dual Strategy Fund was substituted with the Vanguard Total Stock Market Index Fund (the Fund). Investments in shares of the Fund are stated at fair value, which is the net asset value per share as determined daily by the Fund.  Transactions are recorded on a trade‑date basis by the Fund.  Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.
Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.
Account A groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:
•	Level 1 – quoted prices in active markets for identical securities.
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – significant unobservable inputs (including Account A’s own assumptions used to determine the fair value of investments).
There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.
(Continued)
6

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2019

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used to value Account A’s net assets as of December 31, 2019:

Level 1 – Quoted prices	$213,348,793
Level 2 – Other significant
observable inputs	—
Level 3 – Significant unobservable
inputs	—
Total	$213,348,793

(c)	Income Taxes
Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account A is not taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account A for federal income taxes. AFA will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
The Tax Cuts and Jobs Act of 2017 was enacted on December 22, 2017 and does not impact Account A’s tax reporting required by Financial Standards Board (FASB), Accounting Standards Codification (ASC) 740, Income Taxes.
Account A recognizes and measures unrecognized tax positions in accordance with FASB ASC 740. Account A has no unrecognized tax positions at December 31, 2019.
As of December 31, 2019, Account A has no accrued interest and penalties related to unrecognized tax positions. Account A would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.
The tax years 2016 through 2019 remain open to examination by the major taxing jurisdictions to which Account A is subject. Account A, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.
(Continued)
7

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2019
(d)	Annuity Reserves
Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5.0% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.
If additional reserves are required, AFA reimburses Account A.  At December 31, 2019, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves at December 31, 2019.
(e)	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)	Variable Annuity Contracts
AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of Account A’s daily net assets (0.96025% per annum). All such fees were paid to AFA.
Net purchase payments received represent gross payments less deductions of $85,724 and $98,584 for the years ended December 31, 2019 and 2018, respectively. The deductions comprise sales charges (3% of purchase payments), administrative fees (0.25% of purchase payments), minimum death benefits (0.75% of purchase payments), per payment charges ($0.50 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA.
During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units. There are no fees assessed through the redemption of units.
(Continued)
8

AMERICAN FIDELITY SEPARATE ACCOUNT A
Notes to Financial Statements
December 31, 2019
(3)	Unit Activity from Contract Transactions
Contract transactions for the years ended December 31, 2019 and 2018 were as follows:
	Units		Amount
	2019	2018	2019	2018
Payments received	36,628	45,493	$2,329,910	2,728,428
Withdrawal of funds	(268,349)	(292,820)	(17,189,942)	(17,654,199)
Net change from
contract
transactions	(231,721)	(247,327)	$(14,860,032)	(14,925,771)
(4)	Subsequent Events
Account A has evaluated subsequent events requiring adjustments or disclosure in the financial statements through February 28, 2020, the date the financial statements were issued.

9

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Financial Statements and Schedules
December 31, 2019 and 2018
(With Independent Auditors’ Report Thereon)

KPMG LLP
210 Park Avenue, Suite 2650 Oklahoma City, OK 73102-5683

Independent Auditors’ Report

The Board of Directors
American Fidelity Assurance Company:

We have audited the accompanying financial statements of American Fidelity Assurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of operations, capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices and
U.S. generally accepted accounting principles also are described in Note 18.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and
U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of American Fidelity Assurance Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2019.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of American Fidelity Assurance Company as of December 31, 2019 and 2018, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the Oklahoma Insurance Department described in Note 1.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in Schedule I – Summary of Investments – Other than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.
Oklahoma City, Oklahoma
April 13, 2020

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Admitted Assets,
Liabilities, and Capital and Surplus
December 31, 2019 and 2018
Admitted Assets	2019	2018
Cash and invested assets:
Bonds, at amortized cost (fair value: $4,652,363,276 and
$4,105,274,207 at December 31, 2019 and 2018, respectively)	$4,374,405,435	4,115,251,600
Preferred stocks, at cost (fair value: $19,455,638 and
$4,628,588 at December 31, 2019 and 2018, respectively)	17,647,066	4,211,220
Common stocks, at fair value (cost: $11,949,875 and
$12,581,365 at December 31, 2019 and 2018, respectively)	23,741,020	23,322,478
Common stock, investment in affiliates at equity value	1,335,908	1,139,211
Mortgage loans on real estate	550,520,170	484,256,052
Investment real estate, at cost (less accumulated depreciation of $11,969,556 and $9,186,852 at December 31, 2019 and 2018,
respectively, and less encumbrances of $30,097,988 and
$31,480,666 at December 31, 2019 and 2018, respectively)	23,773,327	24,071,571
Policy loans	56,447,154	56,675,209
Cash and short-term investments, at cost, which approximates
fair value	289,209,412	336,915,573
Other invested assets	56,152,849	40,278,452
Total cash and invested assets	5,393,232,341	5,086,121,366
Life insurance premiums and annuity considerations deferred
and uncollected	44,924,305	38,320,816
Accident and health premiums due and unpaid	81,075,450	54,160,453
Investment income due and accrued	40,762,334	40,490,632
Amounts recoverable from reinsurers	1,417,663	3,162,472
Other receivables under reinsurance contracts	9,486,135	8,271,235
Furniture and Equipment, at cost (less accumulated depreciation of
$646,437 and $528,271 at December 31, 2019 and 2018, respectively)	—	116,824
Deferred tax assets	32,308,666	28,072,095
Other assets	72,905,510	87,687,289
Separate accounts’ assets	980,712,323	754,806,790
Total admitted assets	$6,656,824,727	6,101,209,972

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Admitted Assets,
Liabilities, and Capital and Surplus
December 31, 2019 and 2018
Liabilities and Capital and Surplus	2019	2018
Aggregate reserves:
Life policies and contracts	$2,517,865,702	2,390,305,977
Accident and health policies	765,011,449	709,006,176
Total aggregate reserves	3,282,877,151	3,099,312,153
Policy and contract claims reserves	137,286,075	116,179,693
Liability for premiums and other deposit funds	22,990,986	24,373,519
Remittances and items not allocated	45,793,086	21,444,809
General insurance expenses, taxes, licenses, and fees
due or accrued	99,013,620	104,023,684
Funds held under coinsurance	691,753,769	706,187,716
Other liabilities	354,457,691	271,986,543
Borrowed money	497,645,003	497,669,116
Separate Accounts’ liabilities	980,712,323	754,806,790
Total liabilities	6,112,529,704	5,595,984,023
Capital and surplus:
Common stock, par value $10 per share, 250,000 shares
authorized, issued, and outstanding	2,500,000	2,500,000
Additional paid-in capital	5,887,698	5,887,698
Unassigned surplus	535,907,325	496,838,251
Total capital and surplus	544,295,023	505,225,949
Commitments and contingencies
Total liabilities and capital and surplus	$6,656,824,727	6,101,209,972
See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Operations
Years ended December 31, 2019, 2018, and 2017
	2019	2018	2017
Income:
Life insurance premiums and annuity considerations	$370,729,063	348,399,110	277,014,197
Accident and health insurance premiums	805,431,515	739,319,233	680,365,036
Consideration for supplementary contracts with life contingencies	966,339	1,141,320	—
Net investment income (less investment expenses of $39,359,896,
$33,696,562, and $33,617,790 in 2019, 2018 and 2017, respectively)	180,829,179	184,959,903	178,067,273
Commissions and expense allowances on reinsurance ceded	(8,051,076)	(5,957,867)	(9,320,885)
Other income	58,903,173	56,076,296	48,092,873
Total income	1,408,808,193	1,323,937,995	1,174,218,494
Benefits and other deductions:
Death benefits and matured endowments	33,395,707	29,675,601	25,688,445
Annuity benefits	186,437	2,665,949	8,606,590
Accident and health and disability benefits	419,763,284	368,901,423	319,679,930
Interest and adjustments on policy or deposit-type contract funds	25,501,129	1,559,015	413,696
Other benefits to policyholders and beneficiaries	187,510,674	182,961,204	121,165,678
Increase in aggregate reserves for future policy benefits	159,527,561	135,268,507	182,263,256
Commissions on premiums and annuity considerations	147,532,277	145,679,305	132,173,398
Commissions and expense allowances on reinsurance assumed	12,172,355	13,121,320	13,378,325
General insurance expenses, taxes, licenses, and fees	278,219,501	316,679,535	261,853,121
Other	28,436,859	27,463,979	6,765,911
Total benefits and other deductions	1,292,245,784	1,223,975,838	1,071,988,350
Net gain from operations before federal income taxes and
net realized capital gains	116,562,409	99,962,157	102,230,144
Federal income taxes	26,428,520	7,521,969	31,554,611
Net gain from operations before net realized capital gains (losses)	90,133,889	92,440,188	70,675,533
Net realized capital gains, net of federal income tax expense (benefit)
of $9,599,983, $(9,142,363), and $9,447,403 in 2019, 2018, and 2017,
respectively (excluding gains (losses) of $37,515,252, $(4,218,990), and
$16,242,903 transferred to the interestmaintenance reserve in 2019, 2018,
and 2017 respectively)	145,877	6,448,632	(4,477,008)
Net income	$90,279,766	98,888,820	66,198,525
See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Capital and Surplus
Years ended December 31, 2019, 2018, and 2017
	2019	2018	2017
Capital and surplus, beginning of year	$505,225,949	430,624,340	414,602,457
Net income	90,279,766	98,888,820	66,198,525
Change in net unrealized capital gains, net of tax (expense) benefit of $(517,132), $40,364 and $607,835 for 2019, 2018 and 2017,
respectively	7,466,637	8,814,035	2,203,033
Change in net deferred taxes	10,740,955	(3,533,775)	(32,231,203)
Change in nonadmitted assets	(11,040,546)	10,497,598	18,927,609
Change in asset valuation reserve	2,490,485	(4,822,912)	(2,673,790)
Dividends to stockholder	(60,000,000)	(35,000,000)	(35,000,000)
Change in liability for reinsurance in unauthorized companies	(438,425)	22,981	(1,252,401)
Other changes	(429,798)	(265,138)	(149,890)
Net change in capital and surplus	39,069,074	74,601,609	16,021,883
Capital and surplus, end of year	$544,295,023	505,225,949	430,624,340
See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
Statutory Statements of Cash Flow
Years ended December 31, 2019, 2018, and 2017
	2019	2018	2017
Premiums and annuity considerations, net of reinsurance	$1,131,351,981	1,091,465,791	939,495,468
Allowances and reserve adjustments on reinsurance ceded	(10,512,331)	(5,957,867)	(9,320,885)
Investment income received	179,977,287	182,510,343	177,655,461
Other income	54,492,425	49,891,286	41,853,449
Life and accident and health claims paid	(435,539,514)	(390,836,382)	(355,803,263)
Surrender benefits and other fund withdrawals paid	(184,922,205)	(131,850,901)	(121,043,482)
Other benefits to policyholders paid	(27,087,029)	(83,588,529)	(8,728,786)
Commissions and other expenses paid	(439,633,273)	(454,077,905)	(408,083,202)
Federal income taxes paid	(27,649,958)	(9,602,014)	(35,368,482)
Dividends paid to policyholders	(953,445)	(884,406)	(795,603)
Net cash from operations	239,523,938	247,069,416	219,860,675
Proceeds from investments sold, matured, or repaid:
Bonds	1,446,951,582	492,427,928	739,805,969
Stocks	1,308,755	1,553,668	1,549,846
Mortgage loans	41,085,883	69,461,272	51,610,622
Other	28,750,000	265,306	33,879,265
Total investment proceeds	1,518,096,220	563,708,174	826,845,702
Cost of investments acquired:
Bonds	(1,654,975,728)	(567,992,125)	(883,786,844)
Stocks	(13,435,846)	—	(145,376)
Mortgage loans	(107,350,000)	(73,442,830)	(89,283,592)
Other	(13,117,507)	(18,175,686)	(33,469,917)
Total investments acquired	(1,788,879,081)	(659,610,641)	(1,006,685,729)
Net change in policy loans and loans on fund deposits	228,055	(1,408,951)	(2,048,228)
Net cash from investing	(270,554,806)	(97,311,418)	(181,888,255)

Other cash provided	63,006,680	36,178,981	109,354,854
Dividends paid to stockholder	(60,000,000)	(35,000,000)	(35,000,000)
Other cash applied	(19,681,973)	(55,852,809)	(14,005,818)
Net cash from financing and miscellaneous sources	(16,675,293)	(54,673,828)	60,349,036
Net change in cash and short-term investments	(47,706,161)	95,084,170	98,321,456
Cash and short-term investments, beginning of year	336,915,573	241,831,403	143,509,947
Cash and short-term investments, end of year	$289,209,412	336,915,573	241,831,403
See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(1)	Significant Accounting Policies
(a)	Business
American Fidelity Assurance Company (AFA or the Company) provides a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. AFA is domiciled in the state of Oklahoma. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.
AFA is licensed in 49 states, as well as the District of Columbia, American Samoa, Puerto Rico, and Guam, with approximately 39% of direct premiums written in Oklahoma, Texas, and California. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax‑sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through independent brokers in the United States of America and Latin America.
These statutory financial statements were prepared for the purpose of filing with the various state insurance departments.
(b)	Use of Estimates
The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, Annual Statement Instructions, and NAIC Manual requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in the period in which they occur. Principal estimates that could change in the future are the fair value of investments, whether a security is other‑than‑temporarily impaired, and the actuarial assumptions used in establishing policy liabilities.
(c)	Basis of Presentation
The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles (GAAP).

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
Certain amounts in prior year have been reclassified to conform to the current year presentation. Effective January 1, 2001, the National Association of Insurance Commissioners (NAIC) and the Oklahoma Insurance Department required that insurance companies domiciled in the state of Oklahoma prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual Statements of Statutory Accounting Principles (SSAP) subject to any deviations prescribed or permitted by the Insurance Commissioner of the state of Oklahoma (the Commissioner). There are no differences between the accounting practices prescribed or permitted by the Oklahoma Insurance Department and the accounting practices prescribed and permitted by the NAIC. There have been no permitted practices granted to the Company for 2019, 2018, and 2017 by the Oklahoma Insurance Department.
SSAP differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The principal SSAP that differ from GAAP include the following:
•	The financial statements of subsidiaries are not consolidated and are accounted for as investments in common stock.
•
Investments in bonds and preferred stocks are carried amortized cost, cost, or the lower of cost or fair value; under GAAP, investments in bonds and preferred stock, other than those classified as held‑to‑maturity, are carried at fair value.

•
Certain assets (principally certain deferred taxes, furniture, equipment, prepaid expenses, and premiums due from policyholders, agents’ balances, and amounts recoverable from reinsurers over 90 days) have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Under GAAP, such amounts are carried at amortized cost with the appropriate valuation allowance, when necessary.

•
Aggregate reserves for life, annuities, and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals except where allowed. Morbidity assumptions are based on the statutory morbidity requirements or Company’s experience where allowed. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions that were appropriate at the time the policies were issued or acquired, or (ii) the account value for certain contracts without significant life contingencies.

•
The interest maintenance reserve (IMR) represents the deferral of interest‑related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.

•
Deferred income taxes are recognized for both SSAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SSAP and the change in deferred taxes is reported as a direct charge to surplus.

•
The asset valuation reserve (AVR) represents a contingency reserve for credit‑related risk on most invested assets of the Company, and is charged to statutory surplus. No such reserve is required under GAAP.

•
Policy acquisition costs are expensed as incurred, while under GAAP, successful acquisition costs are deferred and recognized over either (1) the expected premium‑paying period or (2) the estimated life of the contract.

•	Reserves are reported net of ceded reinsurance; under GAAP, reserves are reported gross with a corresponding reinsurance receivable.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
•
A 100% provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•
The statements of operations are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue, but as deposits.

•
Revenues for universal life policies and investment products consist of the entire premium received, and benefits represent the death benefits paid and the change in policy reserves, unless the products do not incorporate mortality or morbidity risk. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•
The statements of cash flow differ in certain respects from the presentation required under GAAP, including the presentation of the changes in cash and short‑term investments instead of cash and cash equivalents. Short‑term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	A statement of comprehensive income is not required for SSAP reporting.
(d)	Investments in Affiliates, Joint Ventures, Partnerships, or Limited Liability Companies
The statutory financial statements include the Company’s investment in its wholly owned subsidiaries. Intercompany accounts and transactions have not been eliminated in the statutory financial statements. The Company’s wholly and majority‑owned subsidiaries at December 31, 2019 and 2018 are noninsurance entities that have no significant ongoing operations other than to hold assets that are primarily for the direct or indirect benefit or use of the Company or its affiliates, and are carried at the underlying equity of the respective entity’s financial statements adjusted to a statutory basis of accounting.
The Company’s investments in joint ventures, partnerships, and limited liability companies are recorded at cost, adjusted for the Company’s share of the GAAP basis earnings or losses of the investee, net of any distributions received. Such investments are reported as other invested assets and the related adjustments are reported as unrealized capital gains or losses in surplus.
(e)	Investments
The investment portfolio includes bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, and short‑term investments.
Investments are carried in accordance with rules established by the NAIC. Bonds are carried at cost, adjusted where appropriate for accretion of premium or amortization of discount using the scientific interest method and taking into consideration stated interest and principal provisions. Additionally, bonds rated as NAIC 6 are carried at the lower of their cost or fair market value. Preferred stocks are carried at the lower of cost or fair value since there is no premium or discount. Common stocks are carried at fair value. Policy loans are stated at their aggregate unpaid balances. Mortgage loans on real estate are stated at their aggregate unpaid balances. Real estate held for investment is carried at cost less accumulated depreciation and encumbrances. Encumbrances as of December 31, 2019 and 2018 were approximately $30,098,000 and $31,481,000, respectively. The promissory note bears interest at 4.32% and is due in monthly installments of approximately $103,000 (including interest) to 2022. Property occupied by the Company is carried at cost, less accumulated depreciation.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
Realized gains or losses are determined on the specific identification basis. Unrealized gains and losses on common stocks of affiliates and nonaffiliates are accounted for as direct increases or decreases in surplus.
Because the Company’s primary business is in the insurance industry, the Company holds a significant amount of assets that it intends to match with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe that the Company has any significant concentrations of credit risk in its investments.
The Company generally does not invest in any low investment‑grade high‑yield investment bonds (junk bonds). Certain bonds are guaranteed by the U.S. government. The Company limits its risks by investing in bonds and stocks of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the credit worthiness of the mortgagees and/or tenants and independent appraisals.
The maximum and minimum lending rates for mortgage loans originated during 2019 were 5.00% and 3.50%, respectively.  The maximum and minimum lending rates for mortgage loans originated during 2018 were 5.06% and 4.17%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2017 were 4.70% and 4.00%, respectively.  The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80% during 2019, 2018, and 2017. During 2019, 2018 and 2017, the Company did not reduce interest rates on any outstanding mortgage loans. The Company held no mortgages with interest more than 180 days past due or impaired mortgage loans.
For loan‑backed securities, the Company has elected to use the carrying value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. In 2019, 2018, and 2017, the Company had no changes from the retrospective to prospective methodology due to negative yield on specific securities. Prepayment assumptions for single class and multiclass mortgage‑backed/asset‑backed securities were obtained from broker‑dealer survey values or internal estimates.
The Company periodically reviews its investment portfolio to determine if provisions for possible losses or provisions for other‑than‑temporary impairment (OTTI) are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, expected cash flows, and other valuation information. Securities with impairments are written down to the present value of expected cash flows to be collected rather than fair value unless the Company has the intent to sell or inability to retain the security until recovery of amortized cost. For the year ended December 31, 2019, the Company recorded no OTTI.  For the year ended December 31, 2018, the Company recorded approximately $1,926,000 of OTTI. For the year ended December 31, 2017, the Company recorded approximately $5,000,000 of OTTI. While management believes that no additional provisions for OTTI are currently necessary, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments based upon available information and judgments of the regulatory examiners at the time of their examination.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(f)	Equipment
Equipment consists of electronic data processing equipment and is stated at cost less accumulated depreciation. Equipment is depreciated on a straight‑line basis using estimated lives of five to ten years. Additions, renewals, and betterments are capitalized. Expenditures for software, maintenance, and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated and any related gain or loss is included in income.
(g)	Company‑Owned Life Insurance
The Company is the owner of three single premium insurance policies and one group variable life insurance policy for certain current executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, were purchased in 2018, 2014 and in 2010. The policies are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $69,226,000 and $66,423,000 as of December 31, 2019 and 2018, respectively. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $185,841,000 and $184,584,000 as of December 31, 2019 and 2018, respectively.
(h)	Premiums
Life premiums are recognized as revenue when the policy is written and on each anniversary date thereafter. Accident and health premiums are recognized when due from the policyholder. Both life and accident and health premiums are increased by reinsurance premiums assumed and reduced by reinsurance premiums ceded. Contracts issued that do not incorporate mortality or morbidity risk are not accounted for as insurance contracts. Amounts received as payments for such contracts are recorded as direct increases to the policy reserves.
The Company estimates accrued retrospective premium adjustments (premium rate stabilization) for certain contracts in its group health and group life business based on contractually determined formulas by group. The amount of net premiums written by the Company for the years ended December 31, 2019, 2018, and 2017 that were subject to retrospective rating features were approximately $190,000, $190,000, and $199,000 respectively, which represented approximately 0.04%, 0.05% and 0.05% of net premiums written for group health and group life products in 2019, 2018 and 2017, respectively. No other net premiums written by the Company were subject to retrospective rating features.
(i)	Reinsurance
The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the statements of admitted assets, liabilities, and capital and surplus on a net basis and precludes immediate gain recognition on reinsurance contracts.
(j)	Income Taxes
Current income taxes incurred includes current income taxes for the amount of federal income taxes paid or payable for the current year. These amounts are determined based on estimates of federal income taxes for the current year, including tax contingencies and benefits. The Company’s current tax recoverable is reported as a component of other assets and current tax payable is reported as a component of other liabilities. The changes in current taxes are reflected in the statutory statements of operations.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

Deferred income tax assets and liabilities are determined based on differences between statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss, capital loss, and tax credit carryforwards. Temporary differences related to AVR and IMR are not included in the determination of gross deferred income taxes while temporary differences for unrealized gains/losses and nonadmitted assets are included. Gross deferred tax assets are reduced by a valuation allowance if it is more likely than not (i.e. greater than 50% likelihood) that some portion or all of the gross deferred tax assets will not be realized. The deferred tax assets and liabilities are measured using federal enacted tax rates. Deferred income tax assets are limited as to their admissibility. The changes in net deferred tax assets and liabilities are reflected in surplus. The Company’s net admitted deferred tax assets are reported as a component of other assets.
(k)	Policy Liabilities
Aggregate reserves for life policies and contracts include reserve amounts principally for life insurance policies, payout annuity policies, and disability insurance policies. The life insurance reserves are principally based on the 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (CSO) mortality tables, and are established with interest rate assumptions ranging from 2.0% to 6.0%. Annuity insurance reserves are established with interest rate assumptions ranging from 3.0% to 8.8%. Disability reserves are principally based on the 2012 Group Long Term Disability Table, with adjustments for actual Company experience. The tabular interest, tabular less actual reserves released, and the tabular cost have been determined by formula. Aggregate reserves for accident and health policies include the present value of amounts not yet due on claims, additional reserves, and unearned premiums.
Policy and contract claims reserves include a provision for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based primarily on Company experience. Although these provisions are the Company’s best estimate of the ultimate value, the actual results may vary from these values.
Liability for premiums and other deposit funds include reserves for qualified before tax annuities and other accumulation policies that do not subject the Company to any risks from policyholder mortality and morbidity. Such reserves are established using guaranteed interest rates of 3.0% to 7.5%.
The Company has a significant amount of allocated deferred annuity contracts with life contingencies. The liability for these contracts is recorded as aggregate reserves for life policies and contracts. The Company also has annuities certain without life contingencies. The liability for these contracts is recorded as a liability for premiums and other deposit funds.
The Company started issuing business in 2017 on the 2017 CSO table for life products where approved. There were two valuation basis changes for reserves in 2016. Disability reserves moved from the 1987 Commissioners Group Disability Table to the 2012 Group Long Term Disability Table. Group term life waiver of premium reserves moved from the 1952 Disability Study, period 2, with the 1958 CSO mortality table to the 2005 Group Term Life Waiver Reserve Table.
The Company waives deduction of deferred fractional premiums upon death of the insured, and returns any portion of the final premium beyond the month of death for policies developed and issued subsequent to December 1977.
Surrender values are not promised in excess of the legally computed reserves.
Extra premiums are charged for substandard lives in addition to the regular gross premium for the true age.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding in addition one‑half of the extra premium charge for the year.
The Company had approximately $1,151,998,000 and $1,305,394,000 of insurance in force (after reinsurance ceded) for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Oklahoma at December 31, 2019 and 2018, respectively.
The Company had approximately $32,904,000 and $34,709,000 as of December 31, 2019 and 2018, respectively, of annuity actuarial reserves and deposit liabilities that were subject to discretionary withdrawal at book value less current surrender charge of 5% or more. As of December 31, 2019 and 2018, the Company has approximately $970,926,000 and $746,745,000, respectively, of annuity actuarial reserves and deposit liabilities that were subject to discretionary withdrawal at market value where the withdrawal of the funds is payable at the current market value of the assets supporting the liabilities. Annuity reserves and deposit liabilities that were subject to discretionary withdrawal at book value without adjustment were approximately $1,976,689,000 and $1,883,672,000 as of December 31, 2019 and 2018, respectively. There were approximately $44,033,000 and $46,426,000 of annuity reserves and deposit liabilities that are not subject to discretionary withdrawal at December 31, 2019 and 2018, respectively. At December 31, 2019 and 2018, the total gross annuity actuarial reserves and deposit liabilities were approximately $3,024,553,000 and $2,711,552,000, respectively, and the net annuity actuarial reserves and deposit liabilities were approximately $3,019,535,000 and $2,706,415,000, respectively. The ceded amount of annuity actuarial reserves and deposit liabilities was approximately $5,018,000 and $5,137,000 as of December 31, 2019 and 2018, respectively. The Company’s earnings related to these products are impacted by conditions in the overall interest rate environment.
(l)	Capital and Surplus
Capital and surplus of the Company is restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the respective state insurance department, dividends that can be paid are generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations before net realized capital gains/losses reported for the previous calendar year. The maximum dividend payout, which may be made without prior approval in 2020, is approximately $90,134,000.
The Oklahoma Insurance Department has adopted Risk‑Based Capital (RBC) requirements for life insurance companies. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The Company has calculated RBC in accordance with the NAIC’s Model Rule and RBC rules as adopted by the Oklahoma Insurance Department. The RBC, as calculated by the Company, exceeds levels requiring Company or regulatory action at December 31, 2019 and 2018.
(m)	Separate Accounts
The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open‑end diversified management investment company from 1968 to 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund, Inc. (the Fund), an open‑end investment company sponsored by AFA, in exchange for shares of the Fund.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

On November 25, 2014, Account A’s investment in the Fund was substituted with the Vanguard Total Stock Market Index Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets, are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.
The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the ten (10) segregated subaccounts of Account B and the ten (10) segregated subaccounts of Account C are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.
The separate accounts maintained by the Company represent funds for nonguaranteed variable annuities. The assets of these accounts are carried at market value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of the account value or the premium paid. The minimum guaranteed death benefit reserve is held in the Company’s general account. For the years ended December 31, 2019, 2018 and 2017, the amount of premiums, considerations, or deposits for the year was approximately $83,930,000, $75,231,000, and $74,957,000 respectively.
(n)	Correction of Presentation
In 2018, the Company revised its reporting to properly present the premiums and annuity activity related to the separate accounts in its statements of operations in accordance with SSAP No. 56. As a result, the statement of operations for the year ended 2018 include approximately $75,231,000 in “life insurance premiums and annuity considerations,” which is offset by an increase of approximately $75,231,000 in “other benefits and deductions” on the statement of operations.  These amounts represent the separate account activity that is passed through the Company’s statement of operations and is reported in the reconciliation table in footnote 5, Separate Accounts.  In accordance with SSAP No. 3, the 2017 balances in the statements of operations were not changed to reflect the correct presentation. Net transfers to separate accounts were presented as equal to the change in expense allowance in 2017.  The change in presentation had no impact on surplus or net income.
(2)	Admitted and Nonadmitted Assets
Assets in the statutory statements of admitted assets, liabilities, and capital and surplus are stated at admitted asset values, which are the values permitted to be reported in the annual report to the Oklahoma Insurance Department. All other assets are “nonadmitted assets” and are excluded from the statutory statements of admitted assets, liabilities, and capital and surplus by a charge to surplus. Nonadmitted assets as of December 31 are as follows:

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	2019	2018
Prepaids, deposits, and other receivables	$11,815,227	7,665,554
Amounts receivable from reinsurers	1,420,225	—
Agents’ balances	23,960	26,904
Deferred tax asset	29,993,314	24,006,062
Leasehold improvements	18,547,634	19,061,294
	$61,800,360	50,759,814
(3)	Fair Value of Financial Instruments
A summary of the Company’s financial instruments and the fair value estimates, methods, and assumptions is set forth below:
		Estimated fair value as of December 31, 2019
	Admitted
	assets	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and short-term
investments	$289,209,412	289,209,412	—	—	289,209,412
Bonds	4,374,405,435	503,204	4,062,644,812	589,215,260	4,652,363,276
Common and preferred stock	42,723,994	38,301,466	1,468,440	4,762,660	44,532,566
Mortgage loans on real estate	550,520,170	—	—	569,102,537	569,102,537
Financial liabilities:
Certain policy liabilities	2,026,548,359	—	—	2,027,871,376	2,027,871,376
Borrowed money	497,645,003	—	509,022,658	—	509,022,658

		Estimated fair value as of December 31, 2018
	Admitted
	assets	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and short-term
investments	$336,915,573	336,915,573	—	—	336,915,573
Bonds	4,115,251,600	24,200,433	3,601,822,771	479,251,003	4,105,274,207
Common and preferred stock	28,672,909	23,700,796	1,258,513	4,130,968	29,090,277
Mortgage loans on real estate	484,256,052	—	—	490,749,585	490,749,585
Financial liabilities:
Certain policy liabilities	1,936,558,042	—	—	1,937,397,267	1,937,397,267
Borrowed money	497,669,116	—	494,665,695	—	494,665,695
(a)	Cash and Short‑Term Investments
The carrying amounts of the financial instruments listed above approximate their fair values because they mature within a relatively short period of time, and do not present unanticipated credit concerns.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(b)	Bonds, Common Stocks and Preferred Stocks
For fixed maturities and marketable equity securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed maturity debt securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models discounted cash flow models and other similar techniques that use observable or unobservable inputs and are considered Level 3.
The fair value of equity securities investments of the Company is based on quotations from independent pricing services, bid prices published in financial newspapers, or bid quotations received from securities dealers.
(c)	Mortgage Loans on Real Estate
Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 4.44% and 4.58% for December 31, 2019 and 2018, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 3.93% and 4.39% for December 31, 2019 and 2018, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.
(d)	Policy Loans
Policy loans have average interest yields of 5.27% and 5.91% as of December 31, 2019, and 2018, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.
(e)	Certain Policy Liabilities
Certain policies sold by the Company are investment‑type contracts. These liabilities are segregated into two categories: premiums and other deposit funds and immediate annuities. These liabilities are further defined to segregate the deferred annuity contract with life contingencies, which are reported as aggregate reserves for life policies and contracts. The fair value of aggregate reserves for life policies and contracts is estimated as the fund value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies and premiums and other deposit funds is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current pricing assumptions.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	2019		2018
	Carrying	Estimated	Carrying	Estimated
	amount	fair value	amount	fair value
Aggregate reserves
for life policies
and contracts	$2,003,856,743	2,002,797,723	1,912,520,605	1,911,471,263
Annuities	22,691,616	25,073,653	24,037,437	25,926,004
(f)	Borrowed Money
The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on the LIBOR/Swap curve.

(g)	Limitations
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These fair value estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for a significant portion of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the fair value estimates.
(h)	Fair Value Hierarchy
The following are the levels of hierarchy and a description of the type of valuation inputs that are used to establish each level:
Level 1 inputs are quoted in active markets for identical securities.
Level 2 inputs are other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 inputs are significant unobservable inputs (including the Company’s own assumptions used to determine the fair value of investments).

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
Assets that are recorded at fair value are categorized into a three‑level fair value hierarchy as required by SSAP No. 100, Fair Value Measurements. The balances of these assets as of December 31, 2019 are as follows:

	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	2,637,828	—	2,637,828
Common stock – unaffiliated	23,608,488	132,532	—	23,741,020
Common stock – affiliated	—	1,335,908	—	1,335,908
Total assets at fair value	$23,608,488	4,106,268	—	27,714,756

Assets that are recorded at fair value are categorized into a three‑level fair value hierarchy as required by SSAP No. 100, Fair Value Measurements. The balances of these assets as of December 31, 2018 are as follows:
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$23,183,381	3,055,236	—	26,238,617
Common stock – unaffiliated	23,203,177	119,301	—	23,322,478
Common stock – affiliated	—	1,139,211	—	1,139,211
Total assets at fair value	$46,386,558	4,313,748	—	50,700,306

There were no securities with unobservable inputs (Level 3) at December 31, 2019 or 2018.
The following table presents the change for the year ended December 31, 2018 in the assets measured at fair value using unobservable inputs (Level 3):
Loan-backed
securities
Beginning balance	$1,781,086
Transfers in	—
Transfers out	—
Total gain (loss) included in net income	1,307,118
Total gain (loss) included in surplus	195,673
Purchases	—
Issuances	—
OTTI	—
Sales	(3,283,877)
Settlements	—
Ending balance	$—

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(4)	Investments
Investment income for the years ended December 31 is summarized below
	2019	2018	2017
Interest on bonds	$181,983,049	180,346,598	175,570,134
Dividends on preferred and common stocks	822,142	314,170	312,896
Interest on mortgage loans	23,788,064	24,558,391	24,897,481
Investment real estate income	7,436,798	8,459,581	6,844,174
Interest on policy loans	2,981,784	3,305,649	3,240,046
Interest on cash and short-term investments and other	3,177,238	1,372,076	820,332
	220,189,075	218,356,465	211,685,063
Less investment expenses	39,359,896	33,396,562	33,617,790
Net investment income	$180,829,179	184,959,903	178,067,273

Realized gains (losses) for the years ended December 31 consisted of the following:

	2019	2018	2017
Bonds	$46,301,716	(4,547,506)	25,901,289
OTTI	—	(1,926,441)	(5,000,000)
Realized gains (losses) on bonds	46,301,716	(6,473,947)	20,901,289
Common stocks of nonaffiliates	677,265	752,169	660,753
Real estate	—	(820,296)	—
Other capital loss	282,131	(370,647)	(348,744)
Total realized gains (losses) before federal
income taxes and IMR transfers	47,261,112	(6,912,721)	21,213,298
Federal income tax expense	9,599,983	(9,142,363)	9,447,403
Less IMR transfers	37,515,252	(4,218,990)	16,242,903
Net realized gains (losses)	$145,877	6,448,632	(4,477,008)

The carrying value and estimated fair value of bonds, preferred stock, and common stock at December 31 are as follows

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	2019
	Carrying	Gross	Gross
	value/	unrealized	unrealized
	cost	gains	losses	Fair value
U.S. Treasury securities	$499,678	3,525	—	503,203
U.S. government
agency obligations	2,028,476	153,020	—	2,181,496
Special revenue	374,675,018	11,394,517	(5,170,803)	380,898,732
States and territories	694,369,970	38,085,400	(752,290)	731,703,080
Foreign government	28,084,114	1,817,741	—	29,901,855
Corporate bonds	2,345,239,114	205,672,165	(5,379,808)	2,545,531,471
Loan-backed securities	929,509,065	36,700,464	(4,566,090)	961,643,439
Total bonds	4,374,405,435	293,826,832	(15,868,991)	4,652,363,276
Preferred stocks	17,647,066	1,816,972	(8,400)	19,455,638
Common stocks - unaffiliated	11,949,875	11,791,145	—	23,741,020
Common stocks - affiliated	103,902	1,232,006	—	1,335,908
Total stocks	29,700,843	14,840,123	(8,400)	44,532,566
Total	$4,404,106,278	308,666,955	(15,877,391)	4,696,895,842

	2018
	Carrying	Gross	Gross
	value/	unrealized	unrealized
	cost	gains	losses	Fair value
U.S. Treasury securities	$1,006,957	10,094	—	1,017,051
U.S. government
agency obligations	2,780,932	190,689	—	2,971,621
Special revenue	420,553,110	8,181,696	(26,611,053)	402,123,753
States and territories	467,834,029	24,468,961	(590,751)	491,712,239
Foreign government	28,159,997	1,215,173	—	29,375,170
Corporate bonds	2,307,793,450	56,359,524	(74,822,358)	2,289,330,616
Loan-backed securities	863,939,743	16,672,110	(15,051,478)	865,560,375
SVO Identified Funds	23,183,382	—	—	23,183,382
Total bonds	4,115,251,600	107,098,247	(117,075,640)	4,105,274,207
Preferred stocks	4,211,220	417,368	—	4,628,588
Common stocks - unaffiliated	12,581,365	10,741,112	—	23,322,477
Common stocks - affiliated	103,902	1,035,309	—	1,139,211
Total stocks	16,896,487	12,193,789	—	29,090,276
Total	$4,132,148,087	119,292,036	(117,075,640)	4,134,364,483

The NAIC fair value of total bonds is approximately $1,975,000 less and $5,084,000 more than the estimated fair value in the tables above at December 31, 2019 and 2018, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The carrying value and estimated fair value of investments in bonds at December 31, 2019, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.
	Carrying
	value	Fair value
Due in one year or less	$37,277,992	37,848,051
Due after one year through five years	313,425,953	327,720,674
Due after five years through ten years	1,040,708,847	1,117,653,228
Due after ten years	2,053,483,578	2,207,497,884
Loan-backed securities	929,509,065	961,643,439
	$4,374,405,435	4,652,363,276
Proceeds from sales of bonds during 2019, 2018, and 2017 were approximately $1,011,922,000, $238,736,000, and $423,619,000 respectively. Gross realized gains of approximately $43,990,000, $6,125,000, and $14,693,000 and gross realized losses of approximately $5,752,000, $14,841,000, and $279,000 respectively, were realized on those sales. The Company realized net gains of approximately $7,009,000, $4,168,000, and $11,487,000 on bonds that were called or prepaid in 2019, 2018, and 2017, respectively. In addition, the Company realized a gain of $1,055,000 on bonds transferred in 2019.  There were no bonds transferred in 2018 or 2017.

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2019 were as follows:
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
Special revenue	$167,185,164	(3,295,134)	42,847,423	(1,875,669)	210,032,587	(5,170,803)
States and territories	66,270,841	(752,290)	—	—	66,270,841	(752,290)
Corporate bonds	341,086,783	(4,837,790)	11,189,482	(542,018)	352,276,265	(5,379,808)
Loan-backed securities	161,929,694	(2,483,933)	59,834,984	(2,082,157)	221,764,678	(4,566,090)
Total	$736,472,482	(11,369,147)	113,871,889	(4,499,844)	850,344,371	(15,868,991)
Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2018 were as follows:
	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
Special revenue	$53,695,118	(1,911,655)	242,890,758	(24,699,398)	296,585,876	(26,611,053)
States and territories	42,237,520	(440,086)	2,699,334	(150,665)	44,936,854	(590,751)
Corporate bonds	1,167,158,997	(51,835,726)	269,862,924	(22,986,632)	1,437,021,921	(74,822,358)
Loan-backed securities	280,677,754	(6,202,779)	176,571,111	(8,848,699)	457,248,865	(15,051,478)
Total	$1,543,769,389	(60,390,246)	692,024,127	(56,685,394)	2,235,793,516	(117,075,640)

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The investments included in states and territories are high‑grade investment quality and have unrealized losses due to an increase in interest rates since acquisition. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. As the decline in fair value is attributable to changes in interest rates and not credit quality, the Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired.
The investments included in special revenue securities are comprised of general obligations of U.S. government sponsored agencies for which the U.S. government is indirectly obligated. The unrealized loss is due to interest rate fluctuations, which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature and because the Company has the ability to hold these investments to maturity and does not intend to sell until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to interest rate fluctuations, the current market and economic environment, which affects corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy slows or interest rates rise. Because the decline in fair value is attributable to interest rates and economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired.
The investments included in loan‑backed securities are comprised of U.S. government‑sponsored agency mortgage‑backed securities for which the U.S. government is not directly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that affect the mortgage‑backed sector. The credit quality of some mortgage‑backed bonds has declined due to the larger number of home defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other‑than‑temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other‑than‑temporarily impaired.
At December 31, 2019 and 2018, investments with carrying values of approximately $3,013,000 and $3,463,000, respectively, were on deposit with state insurance departments as required by statute.
The Company has no direct exposure to subprime mortgage loans. An extensive pre‑purchase analysis is performed on every loan‑backed security. By purchasing only agency mortgage‑backed securities and AAA collateralized mortgage‑backed whole loan securities, direct exposure to sub‑prime mortgages is virtually eliminated. The unrealized losses on these securities are a result of the current market and economic conditions that are affecting the mortgage‑backed sector. The credit qualities on some mortgage‑backed bonds have begun to decline due to the large number of home mortgage defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and only due slightly to a lessening of credit, the Company believes most contractual cash flows will be received.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

There were no loan‑backed securities that recognized OTTI in 2019 and there were no securities where the present value of cash flows expected to be collected are less than amortized cost basis.
(5)	Separate Accounts
The Company utilizes Separate Accounts to record and account for variable annuity business. In accordance with the Insurance Code of the State of Oklahoma, variable annuities are supported for separate account classification by Title 36, Chapter 2, Section 6061. As of December 31, 2019 and 2018, the Company Separate Account statement included legally insulated assets of approximately $980,712,000 and $754,807,000, respectively, attributed to variable annuity contracts. The Separate Accounts held by the Company represent nonguaranteed variable annuity funds. The Company does not have a securities lending program.
The assets of these accounts are carried at fair market value. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The minimum guaranteed death benefit reserve is held in Exhibit 5, Miscellaneous Reserves Section, of the Company’s general account annual statement.
				2019	2018	2017
1.	Premiums, considerations, or deposits for
	year ended December 31			$83,929,810	75,230,630	74,957,069
2.	Reserves at December 31:
	For accounts with assets at:
		a.	Fair market value	$980,712,323	754,806,790	781,742,340
		b.	Amortized cost	—	—	—
		c.	Total reserves	$980,712,323	754,806,790	781,742,340
3.	By withdrawal characteristics:
	a.	Subject to discretionary withdrawal		$—	—	—
	b.	With market value adjustment		—	—	—
	c.	At book value without market value
		adjustment and with current surrender		—	—	—
		charge of 5% or more
	d.	At fair market value		980,712,323	754,806,790	781,742,340
	e.	At book value without market value
		adjustment and with current surrender		—	—	—
		charge less than 5%
	f.	Subtotal		980,712,323	754,806,790	781,742,340
	g.	Not subject to discretionary withdrawal		—	—	—
	h.	Total		$980,712,323	754,806,790	781,742,340
4.	Reserves for asset default risk in lieu of AVR			$—	—	—

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

			2019	2018	2017
1.	Transfers as reported in the summary of operations of
	the separate accounts statements:
	a.	Transfers to separate accounts	$83,929,810	75,230,630	75,624,877
	b.	Transfers from separate accounts	59,617,687	50,870,488	50,877,654
	c.	Net transfers to or (from)
		separate accounts (a) – (b)	24,312,123	24,360,142	24,747,223
2.	Reconciling adjustments:
	a	Plus change in expense allowance
		and administration	(2,439,214)	(262,768)	(1,628,734)
3.	AFA net transfer to the separate accounts (fn1)
	a.	(1c) + (2)	$21,872,909	24,097,374	24,097,374

(1)
The 2017 balances in this table were changed to correctly present the disclosure requirements of SSAP No. 56.  See note 1(n) for presentation errors in the statement of operations as of December 31, 2017.

(6)	Liability for Accident and Health Reserves

Accident and health reserve activity for the years ended December 31, 2019, 2018 and 2017 was as follows:
	2019	2018	2017
Liability beginning of year, net of reinsurance	$516,987,838	491,139,445	471,470,553
Incurred related to:
Current year	466,929,542	418,088,762	385,359,058
Prior years	(22,280,175)	(30,974,899)	(34,022,788)
Total incurred	444,649,367	387,113,863	351,336,270
Paid related to:
Current year	236,989,122	215,689,348	193,002,436
Prior years	162,281,917	145,576,122	138,664,942
Total paid	399,271,039	361,265,470	331,667,378
Liability end of year, net of reinsurance	$562,366,166	516,987,838	491,139,445
Reinsurance recoverable on paid losses was approximately $2,838,000, $3,162,000 and $1,276,000 at December 31, 2019, 2018, and 2017, respectively.
The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $22,280,000 in 2019 from the prior year estimate. This decrease overall includes better than expected experience of approximately $25,567,000 for group medical and disability and worse than expected experience of approximately $3,287,000 for individual A&H business.  The increase for individual A&H, primarily cancer, is due to a lengthening of the tail in the claim runoff.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The provision for A&H benefits pertaining to prior years decreased approximately $30,975,000 in 2018 from the prior year estimate. This decrease overall includes better than expected experience of approximately $31,332,000 for group medical and disability and worse than expected experience of approximately $357,000 for individual A&H business. The increase for individual A&H, primary cancer, is due to a reserve increase due to a lengthening of the tail in the claim runoff and a one-time back payment on older diagnostic claims.
The provision for A&H benefits pertaining to prior years decreased approximately $34,023,000 in 2017 from the prior year estimate. This decrease overall includes better than expected experience of approximately $31,113,000 for group medical and disability and approximately $2,910,000 for cancer business. The decrease is due to subsequent better than expected claim experience.
The Company paid approximately $2,619,000, $259,000 and $53,000 in 2019, 2018, and 2017, respectively, to settle claims related to extra contractual obligations or bad faith claims stemming from lawsuits.
(7)	Borrowed Money
AFA has borrowed approximately $496,500,000 and $496,500,000 on the line of credit with the Federal Home Loan Bank of Topeka (FHLB) at December 31, 2019 and 2018, respectively. The line of credit is secured by investment securities and cash pledged as collateral by AFA with a carrying amount of approximately $517,000,000 and $582,111,000 at December 31, 2019 and 2018, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, AFA has acquired 227,956 shares of FHLB common stock with a total carrying value of approximately $23,146,000 and $22,795,600 at December 31, 2019 and 2018, respectively.
	2019
	General	Separate
	account	accounts	Total
Membership stock – class A	$834,000	—	834,000
Membership stock – class B	—	—	—
Activity stock	21,842,500	—	21,842,500
Excess stock	469,500	—	469,500
Total	$23,146,000	—	23,146,000
Actual or estimate borrowing capacity as
determined by the insurer	$521,934,270

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

FHLB Capital Stock

	2018
	General	Separate
	account	accounts	Total
Membership stock – class A	$500,000	—	500,000
Membership stock – class B	—	—	—
Activity stock	21,842,500	—	21,842,500
Excess stock	453,100	—	453,100
Total	$22,795,600	—	22,795,600
Actual or estimate borrowing capacity as
determined by the insurer	$556,615,156

FHLB Membership Stock (Class A and B) Eligible for Redemption
Not eligible
	Current	for	Less than	6 months
	year total	redemption	6 months	to 1 year	1 to 3 years	3 to 5 years
Class A	$834,000	500,000	334,000	—	—	—
Class B	—	—	—	—	—	—

FHLB Borrowings
FHLB has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the following table. At any time after FHLB exercises its conversion option, the Company may prepay the advance in full or in part without a fee.
The Company has no unused lines of credit as of December 31, 2019 or 2018.
AFA had no structured note borrowings as of December 31, 2019 and 2018.
Information regarding the terms of the funds borrowed from FHLB are as follows:

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	Interest rate
	subject to
Interest	conversion to	Date	Maturity	Balance at December 31
rate	adjustable rate	issued	date	2019	2018
3.270	—	02/08/10	02/10/20	10,000,000	10,000,000
3.630	—	03/25/10	03/25/22	10,000,000	10,000,000
3.710	—	03/25/10	03/25/20	10,000,000	10,000,000
3.440	—	03/25/10	03/25/20	10,000,000	10,000,000
3.500	—	03/25/10	03/25/21	10,000,000	10,000,000
3.770	—	04/13/10	04/13/22	15,000,000	15,000,000
4.190	—	05/07/10	05/07/20	10,000,000	10,000,000
2.570	—	03/27/12	03/26/21	12,500,000	12,500,000
2.080	—	11/19/13	11/20/23	10,000,000	10,000,000
1.980	—	03/12/14	03/12/24	—	12,500,000
3.110	—	05/23/14	05/23/24	15,000,000	15,000,000
1.930	—	11/19/14	11/19/24	—	25,000,000
2.300	—	04/28/15	04/28/23	5,000,000	5,000,000
2.590	—	05/20/15	05/19/23	5,000,000	5,000,000
2.740	—	05/21/15	05/21/24	25,000,000	25,000,000
2.060	—	08/10/15	08/08/25	20,000,000	20,000,000
2.090	—	01/13/16	01/13/22	5,000,000	5,000,000
2.260	—	01/13/16	01/13/23	10,000,000	10,000,000
2.280	—	01/13/16	01/13/26	10,000,000	10,000,000
2.070	—	05/06/16	05/06/26	10,000,000	10,000,000
2.590	—	11/21/16	11/23/26	10,000,000	10,000,000
2.960	—	03/13/17	03/13/25	10,000,000	10,000,000
2.600	—	04/20/17	04/18/25	15,000,000	15,000,000
1.880	—	05/19/17	05/19/27	25,000,000	25,000,000
2.890	—	05/22/17	05/21/27	10,000,000	10,000,000
2.640	—	05/22/17	05/22/25	5,000,000	5,000,000
2.520	—	12/04/17	12/04/23	25,000,000	25,000,000
2.960	—	01/29/18	01/29/25	10,000,000	10,000,000
3.080	—	02/01/18	01/30/26	15,000,000	15,000,000
3.240	—	02/05/18	02/05/27	6,500,000	6,500,000

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

	Interest rate
	subject to
Interest	conversion to	Date	Maturity	Balance at December 31
rate	adjustable rate	issued	date	2019	2018
3.300	—	03/07/18	03/05/27	25,000,000	25,000,000
3.280	—	03/12/18	03/12/26	10,000,000	10,000,000
2.760	—	04/23/18	04/24/28	5,000,000	5,000,000
3.020	—	04/30/18	04/30/21	5,000,000	5,000,000
2.990	—	06/01/18	06/01/21	15,000,000	15,000,000
2.720	—	06/01/18	05/31/19	—	10,000,000
2.750	—	07/30/18	07/30/19	—	10,000,000
2.780	—	07/30/18	07/31/28	7,500,000	7,500,000
2.930	—	07/30/18	07/31/28	7,500,000	7,500,000
2.690	—	08/31/18	08/30/19	—	20,000,000
2.670	—	09/07/18	09/06/19	—	10,000,000
2.840	—	03/12/19	03/12/24	12,500,000	—
1.900	—	05/30/19	05/29/20	10,000,000	—
2.050	—	07/30/19	07/30/20	10,000,000	—
1.900	—	08/30/19	08/28/20	20,000,000	—
1.900	—	09/06/19	09/04/20	10,000,000	—
1.880	—	11/19/19	11/19/20	25,000,000	—
				496,500,000	496,500,000
			Accrued Interest	1,145,003	1,169,116
			Total	$497,645,003	497,669,116

Interest paid in 2019, 2018, and 2017 was approximately $13,807,000, $13,774,000, and $14,385,000 respectively, and is included in investment expenses in net investment income in the accompanying statutory statements of operations.
Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2019 are as follows
2020	$115,000,000
2021	42,500,000
2022	30,000,000
2023	55,000,000
2024	52,500,000
2025 and thereafter	201,500,000
$496,500,000

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(8)	Income Taxes
The Company’s net deferred tax assets (liabilities) at December 31 and the change from the prior year are comprised of the following components:
	2019			2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$92,972,084	894,046	93,866,130	82,838,147	905,797	83,743,944	10,133,937	(11,751)	10,122,186
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—
Adjusted gross deferred tax assets	92,972,084	894,046	93,866,130	82,838,147	905,797	83,743,944	10,133,937	(11,751)	10,122,186
Deferred tax asset nonadmitted	29,993,314	—	29,993,314	24,006,062	—	24,006,062	5,987,252	—	5,987,252
Sub-total net admitted deferred tax assets	62,978,770	894,046	63,872,816	58,832,085	905,797	59,737,882	4,146,685	(11,751)	4,134,934
Deferred tax liabilities	28,977,429	2,586,721	31,564,150	29,292,446	2,373,341	31,665,787	(315,017)	213,380	(101,637)
Net admitted deferred tax assets (liabilities)	$34,001,341	(1,692,675)	32,308,666	29,539,639	(1,467,544)	28,072,095	4,461,702	(225,131)	4,236,571
Management has reviewed whether a valuation allowance is needed on its total gross deferred tax assets reported above based on factors such as past history and trends, projected taxable income, and expiration of carryforwards. Management believes that in 2019 and 2018 it is more likely than not that the results of operations will generate sufficient taxable income to realize its gross deferred tax assets on ordinary items. Additionally, in 2019 and 2018, management believes that there are sufficient capital gains available in its capital assets portfolio and that holding its fixed debt securities in a loss position to maturity or recovery substantiates the Company’s ability to realize its gross deferred tax assets on capital items.
On February 8, 2018, the NAIC issued Interpretations (INT) 18-01 to address the reporting and updating of estimates that companies are required to reflect as various accounting adjustments in their financial statements as a result of the Tax Cuts and Jobs Act of 2017 (Tax Act).  This guidance provided that accounting computations or assessments may be considered “incomplete” when the financial statements are filed.  For those items which were “incomplete” but for which a reasonable estimate could be made, those amounts should have been recorded as provisional in the financial statements for the year ended December 31, 2017.  Changes to amounts recognized in the financial statements for the year ended December 31, 2017 as a result of the Tax Act shall be recognized as a change in accounting estimate, pursuant to SSAP No. 3, when the information necessary to update the estimate becomes available.  All income tax effects as of December 31, 2017 were identified and appropriately accounted for as a result of the Tax Act in accordance with INT 18-01.  The tax accounting for the revaluation of deferred tax liabilities as of December 31, 2017 was complete.  The 2017 income tax effects of life insurance reserves for tax purposes pursuant to the Tax Act were recorded as provisional since the analysis was incomplete but a reasonable estimate was determined. As of December 31, 2018, the Company completed its analysis of income tax effects due to the Tax Act on life reserves.  The Company recorded additional admitted deferred tax assets of approximately $2,900,000, resulting from changes to the provisional estimate of the Tax Act impact on changes to life reserves.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The Company’s admission calculation components at December 31, 2019 and 2018 are as follows:
			2019			2018			Change
			Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years
	years recoverable through loss carrybacks		$—	—	—	—	—	—	—	—	—
(b)	Adjusted gross deferred tax assets expected
	to be realized (excluding the amount of
	deferred tax assets from (a) above)
	after application of the threshold limitation.
	(The lesser of (b)1 and (b)2 below):
	1.	Adjusted gross deferred tax assets
		expected to be realized following the
		balance sheet date	32,308,666	—	32,308,666	28,072,095	—	28,072,095	4,236,571	—	4,236,571
	2.	Adjusted gross deferred tax assets
		allowed per limitation threshold	—	—	76,797,954	—	—	71,573,078	—	—	5,224,876
		Lesser of b(1) or b(2)	32,308,666	—	32,308,666	28,072,095	—	28,072,095	4,236,571	—	4,236,571
(c)	Adjusted gross deferred tax assets (excluding
	the amount of deferred tax assets from (a)
	and (b) above) offset by gross deferred tax
	liabilities		30,670,104	894,046	31,564,150	30,759,990	905,797	31,665,787	(89,886)	(11,751)	(101,637)
(d)	Deferred tax assets admitted
	Total ((a) + (b) + (c ))		$62,978,770	894,046	63,872,816	58,832,085	905,797	59,737,882	4,146,685	(11,751)	4,134,934
	2019	2018
Ratio percentage used to determine recovery period and
threshold limitation amount	736%	730%
Amount of adjusted capital and surplus used to determine
recovery period and threshold limitation in (b) 2 above	$549,873,977	517,531,960
As of December 31, the change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the statutory statements of capital and surplus):

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The impact of the Company’s tax planning strategies as of December 31 is as follows:
	2019		2018		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross DTAs	$92,972,084	894,046	82,838,147	905,797	10,133,937	(11,751)
Percentage of adjusted gross DTAs
attributabe to the impact of tax planning strategies	— %	1.0%	— %	1.1%	— %	(0.1)%
Net admitted adjusted gross DTAs	$62,978,770	894,046	58,832,085	905,797	4,146,685	(11,751)
Percentage of net admitted adjusted gross DTAs
attributable to the impact of tax planning strategies	— %	1.4%	— %	1.5%	— %	(0.1)%
None of the Company’s tax‑planning strategies include the use of reinsurance.
There are no temporary differences for which deferred tax liabilities are not recognized.
As of December 31, current income taxes incurred consist of the following major components:
	2019	2018	Change
Current federal income tax – operations	$26,428,520	7,521,969	18,906,551
Foreign income tax	—	—	—
Subtotal	26,428,520	7,521,969	18,906,551
Current federal income tax on capital gains
taxes incurred	9,599,983	(9,142,363)	18,742,346
Federal and foreign income taxes incurred	$36,028,503	(1,620,394)	37,648,897

	2018	2017	Change
Current federal income tax – operations	$7,521,969	31,554,611	(24,032,642)
Foreign income tax	—	—	—
Subtotal	7,521,969	31,554,611	(24,032,642)
Current federal income tax on capital gains
taxes incurred	(9,142,363)	9,447,403	(18,589,766)
Federal and foreign income taxes incurred	$(1,620,394)	41,002,014	(42,622,408)

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
As of December 31, deferred income tax assets and liabilities consist of the following major components:
	2019	2018	Change
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$13,936,983	13,084,755	852,228
Policyholder reserves	17,202,187	15,722,541	1,479,646
Investments	—	94,336	(94,336)
Deferred acquisition costs	41,842,231	37,295,387	4,546,844
Fixed assets	3,425,664	1,662,697	1,762,967
Compensation and benefits accrual	8,466,819	8,314,627	152,192
Receivables – nonadmitted	7,152,033	5,997,730	1,154,303
Other	946,167	666,074	280,093
Subtotal	92,972,084	82,838,147	10,133,937
Nonadmitted	29,993,314	24,006,062	5,987,252
Admitted ordinary deferred
tax assets	62,978,770	58,832,085	4,146,685
Capital:
Investments	$894,046	905,797	(11,751)
Admitted capital deferred
tax assets	894,046	905,797	(11,751)
Admitted deferred tax assets	63,872,816	59,737,882	4,134,934
Deferred tax liabilities:
Ordinary:
Investments	50,119	—	50,119
Fixed Assets	441,548	1,065,486	(623,938)
Deferred and uncollected premium	20,191,530	18,826,113	1,365,417
Other	8,294,232	9,400,847	(1,106,615)
Subtotal	28,977,429	29,292,446	(315,017)
Capital:
Investments	2,586,721	2,373,341	213,380
Deferred tax liabilities	31,564,150	31,665,787	(101,637)

Net deferred tax assets	$32,308,666	28,072,095	4,236,571
There were no statutory valuation allowance adjustments in 2019 or 2018.
The following items are included in Other Ordinary Deferred Tax Liabilities:
	2019	2018	Change
Change in reserve method	$8,120,624	9,293,554	(1,172,930)
Other (items < 5% of total ordinary
tax liabilities)	173,608	107,293	66,315
Total	$8,294,232	9,400,847	(1,106,615)

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The Company’s income tax incurred and change in deferred tax differ from the amount obtained by applying the federal statutory rate to income before income taxes and net realized capital gains (losses) as follows:
	2019	tax rate	2018	tax rate	2017	tax rate
Income before taxes and realized captial
gains (losses)	$116,562,409	—%	$99,962,157	—%	$102,230,144	—%
Income tax expense at 21% statutory rate
for 2019 and 2018, 35% for 2017	24,478,106	21.00%	20,992,053	21.0%	35,780,550	35.0%
Increase (decrease) in tax resulting from:
Dividends received deduction	(892,301)	-0.7%	(844,403)	-0.7%	(1,365,947)	-1.2%
Nondeductible expenses for meals
and other items	718,929	0.7%	977,116	1.0%	1,662,620	1.6%
Management fees	(1,911,000)	-1.6%	(1,269,030)	-1.3%	(2,253,425)	-2.2%
Tax credits	(2,113,913)	-2.0%	(2,126,320)	-2.2%	(2,100,320)	-2.1%
Tax-exempt income	(703,032)	-0.6%	(105,065)	-0.1%	(2,741)	—%
Tax adjustment for IMR	(1,411,179)	-1.1%	(1,243,173)	-1.1%	(2,102,283)	-2.0%
Deferred tax benefit on nonadmitted
assets	(1,154,303)	-1.0%	795,981	0.8%	4,375,255	4.3%
Remove impact of tax rate change
included in deferred tax benefit on
nonadmitted assets	—	—%	—	—%	(4,529,141)	-4.5%
Timing differences on realized gains
and losses	88,522	—%	4,047,322	3.9%	(1,773,790)	-1.7%
Adjustment to deferred taxes for tax
rate change from 35% to 21%	—	—%	—	—%	38,204,386	37.4%
Prior year return to provision and amended
return adjustments	(1,412,264)	-1.2%	(10,168,737)	-10.2%	(2,109,350)	-2.1%
Total income tax expected	$15,687,565	13.5%	$11,055,744	11.1%	$63,785,814	62.5%
Current income taxes incurred (excludes tax
on net realized gains and losses and
reserve method changes)	$26,428,520	22.70%	$7,521,969	7.6%	$31,554,611	31.0%
Net change in deferred income taxes
(excludes tax on unrealized gains and
losses and reserve method changes)	(10,740,955)	-9.2%	3,533,775	3.5%	32,231,203	31.5%
Total income tax reported	$26,428,520	22.70%	$7,521,969	7.6%	$31,554,611	62.5%

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The enactment of the Tax Act materially impacted deferred income taxes in 2017 as well as 2018 as a result of the tax rate change from 35% in 2017 to 21% in 2018 forward. During 2017, deferred tax assets decreased approximately $37,048,000 due to the Tax Act rate change, which includes the impact of the tax rate change in unrealized gains and losses.  During 2018, the pension redesignation from 2018 to 2017 and capital loss carryback from 2018 to prior years resulted in an additional 14% of current Federal income tax benefit.  The Company’s 2017 pension contribution of approximately $54,556,000 was redesignatied to 2017 resulting in an additional Federal income tax benefit of approximately $7,638,000.  The Company generated a capital loss for tax purposes in 2018 of approximately $26,186,000 which was carried back to its 2015, 2016, and 2017 Federal income tax returns, resulting in an additional Federal income tax benefit of approximately $3,666,000 in 2018.
As of December 31, 2019, there are no operations loss deductions, capital loss, or tax credit carryforwards available for tax purposes.
The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:
	Ordinary	Capital	Total
December 31, 2019	$—	9,599,982	9,599,982
December 31, 2018	—	—	—
December 31, 2017	—	8,485,552	8,485,552
Due to the changes in Federal tax laws resulting from the enactment of the Tax Act on December 22,2017, the 3-year carry back of ordinary losses to the extent of ordinary income generated in the carry back years is no longer available.  The 3-year carry back of losses is still allowed to the extent of capital gains generated in the carry back years.  The amounts in this table represent the income tax incurred on capital gains in the current and prior years that will be available for recoupment in the event of future net capital losses.
As of December 31, 2019, there were no deposits admitted under Section 6603 of the Internal Revenue Code.
The Company is included in a consolidated federal income tax return with the following entities:
American Fidelity Corporation	American Fidelity International Holdings, Inc.
American Public Life Insurance Company	AF Apartments, Inc.
American Fidelity Securities, Inc.	Market Place Realty Corporation
InvesTrust	American Fidelity Property Services, LLC
American Fidelity General Agency, Inc.	American Fidelity Community Services, Inc.
AF Professional Employment Group, LLC	Home Rentals Inc.
First Financial Securities of America, Inc.	Apple Creek Apartments, Inc.
American Fidelity Property Company	Alcott HR Group, LLC
American Fidelity Administrative Services, LLC	All In Sports & Entertainment, LLC
The method of tax allocation between the companies is subject to a written agreement approved by the Board of Directors. Allocation is based on separate return calculations at the group’s effective tax rate with current credit for net losses. Intercompany tax balances are settled annually.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.
As of December 31, 2019, the Company did not owe or pay and Repatriation Transition Tax installments under the TCJA.
As of December 31, 2019, the Company has no AMT credit carryforward.
The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2016 and state and local income tax examinations for years prior to 2015. The Company is not currently under examination by any taxing authority.
(9)	Reinsurance
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the December 31, 2019 or 2018 statutory financial statements. Estimated amounts that reduce the reserves for future policy benefits at December 31, 2019 and 2018 for reinsurance ceded are approximately $1,085,529,000 and $1,094,467,000, respectively. At December 31, 2019 and 2018, amounts that reduced the reserves for future policy benefits of approximately $697,228,000 and $715,505,0000, respectively, were associated with one reinsurer (note 14).
At December 31, 2019 and 2018, the Company had unsecured aggregate recoverable from the following reinsurers for policy and contracts claims, paid and unpaid, that exceeds 3% of the Company’s surplus, as follows:
Group	2019	2018
Hannover Life Reassurance Company	$3,491,119	2,496,774
Hannover Reassurance (Ireland) LTD	18,472,006	16,372,259
Total group	21,963,125	18,869,033
Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $250,000 on domestic individual life coverages to $500,000 on group life and Latin American individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2019 and 2018, the face amounts of life insurance in force that are reinsured amounted to approximately $7,421,897,000 and $7,759,000,000, respectively (approximately 24.3% and 27.0% of total life insurance in force, respectively).
Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. There are no accident and health reinsurance treaties subject to retention limits.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The effects of reinsurance agreements on earned premiums, prior to deductions for benefits, and commission allowances are as follows for the years ended December 31, 2019 and 2018:
	2019	2018	2017
Reinsurance ceded	$209,700,052	207,564,634	222,403,939
Reinsurance assumed	58,091,200	52,646,255	50,128,570
Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $195,274,600, $199,434,000, and $197,162,000 for the years ended December 31, 2019, 2018 and 2017, respectively.
(10)	Employee Benefit Plans
The Company participates in a pension plan (the Plan), sponsored by AFC, and is not directly liable for obligations under the Plan. The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $20,019,000, $56,056,000,and16,150,000 to the Plan during the years ended December 31, 2019, 2018, and 2017, respectively. AFC also offers certain postretirement benefits other than the Plan.
On September 12, 2018, the Company made an additional approximately $39,000,000 cash contribution over the required minimum contribution of approximately $17,506,000. This transaction allowed the Company to take advantage of the 14% differential in tax rate (35% vs 21%) by designating all 2018 payments as contributions for the 2017 Plan Year for the Plan and for Federal Income Tax purposes.  This designation had to occur and be funded prior to the filing of the 2018 tax return. The additional contribution had a pretax impact of approximately $39,000,000.  The tax benefits related to the election on required and additional contributions reduced the expense by approximately $16,038,000 causing a net decrease of approximately $22,962,000.
The Company participates in a defined‑contribution thrift and profit sharing plan as provided under Section 401(a) of the Code, which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $9,809,000, $8,898,000 and $8,483,000 to this plan during the years ended December 31, 2019, 2018, and 2017, respectively.
(11)	Leases
The Company leases various properties to nonaffiliates under operating lease agreements, which expire or are cancelable within one year. The properties leased are included in the statutory statements of admitted assets, liabilities, and capital and surplus as investment real estate. Rental income on these properties is included in the statutory statements of operations as net investment income.
Investment real estate held for lease is as follows at December 31:

	2019	2018
Land and buildings, net of encumbrances	$35,742,883	33,258,423
Less accumulated depreciation	(11,969,556)	(9,186,852)
Net investment real estate	$23,773,327	24,071,571

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

The Company entered into a lease agreement with 9000 Broadway LLC, a related party, on December 31, 2012, and modified effective January 1, 2014. The balance due will be paid in monthly amounts of approximately $714,000 over the 20 year term of the lease.
(12)	Related‑Party Transactions
The Company paid cash dividends to AFC in the amount of approximately $60,000,000 during 2019, $35,000,000 during 2018, and $35,000,000 during 2017. There were no other transactions with affiliates in amounts, which exceeded one‑half of one percent of the total admitted assets of the Company.
At December 31, 2019 and 2018, the Company reported approximately $6,514,000 and $6,033,000, respectively, as amounts due from AFC.
The Company leases office space from a subsidiary of AFC. The rent payments associated with this lease were approximately $10,107,000, $9,593,000, and $13,643,000 in 2019, 2018, and 2017, respectively.
During 2017, 2016, and 2015 the Company entered into three‑year software lease agreements with AFC. Lease expense related to these agreements was approximately $5,432,000, $6,246,000, and $5,397,000 for the years ended December 31, 2019, 2018, and 2017, respectively, and is included in general insurance expenses.
The Company leases automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2019, 2018, and 2017, payments under these leases were approximately $12,209,000, $12,366,000, and $12,692,000, respectively.
Under a service agreement approved by the Oklahoma Insurance Department, AFC provides certain services on a cost basis with no markup. During the years ended December 31, 2019, 2018, and 2017, the Company paid management fees to AFC totaling approximately $11,268,000, $14,494,000, and $8,456,000, respectively.
Under a service agreement approved by the Oklahoma Insurance Department, AFA provides certain services to American Fidelity International (Bermuda) Ltd. (AFIBL). During the years ended December 31, 2019, 2018, and 2017, AFIBL paid management fees to AFA of approximately $3,078,000, $2,103,000, and $2,103,000 respectively.
Under a service agreement approved by the Oklahoma Insurance Department, AFA provides certain services to American Public Life Insurance Company (APL). During the years ended December 31, 2019, 2018, and 2017, APL paid management fees to AFA of approximately $1,500,000, respectively.
During the years ended December 31, 2019, 2018, and 2017 the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $15,341,000, $10,822,000, and $10,481,000, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements

(13)	Commitments and Contingencies
Rent expense for the years ended December 31, 2019, 2018, and 2017 was approximately $26,464,000, $25,583,000, and $30,516,000, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The approximate aggregate minimum annual rental commitments as of December 31, 2019 under noncancelable long‑term leases for office space are as follows:
2022	9,065,000
2023	8,626,000
2024	8,577,000
2025 and thereafter	40,282,000
The Company has outstanding mortgage loan commitments of approximately $40,825,000 and $16,288,000 at December 31, 2019 and 2018, respectively.
The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available, which could result in changes to the estimated liabilities. As of December 31, 2019 and 2018, liabilities for guaranty association assessments totaled approximately $1,691,000 and $1,770,000, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2019 and 2018.
In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management’s opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company’s financial position.
(14)	Acquired Business – Mid‑Continent Life Insurance Company
Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid‑Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $691,754,000 and $706,188,000 to HLR and maintaining a funds withheld liability at December 31, 2019 and 2018, respectively.
Under the terms of the agreement with the receiver, the Company has guaranteed that the amount of premiums charged under the assumed “Extra‑Life” contracts will not increase during the 17‑year period beginning December 31, 2000 and will only increase thereafter if certain conditions are met.  In 2018, the Company demonstrated to the Oklahoma Department of Insurance that those certain conditions had been met and the Company implemented a 10% rate increase and in July of 2019 the Company implemented an 11% rate increase. The Company has also guaranteed that the current dividend scale on the assumed “Extra‑Life” contracts shall not be reduced or eliminated during the five‑year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra‑Life” contracts are no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.
The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of the initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $343,509,000 and $357,847,000 for 2019 and 2018, respectively.
Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2019 and 2018. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying summary of operations. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in AFA’s investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying summary of operations.

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(15)	Life Contracts – Premiums
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 were as follows:
	Gross	Net of loading
Ordinary new business	$23,862,178	2,339,815
Ordinary renewal	55,902,416	42,487,089
Group life	97,401	97,401
Total	$79,861,995	44,924,305
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2018 were as follows:
	Gross	Net of loading
Ordinary new business	$22,491,514	2,118,863
Ordinary renewal	45,199,738	36,110,684
Group life	91,343	91,269
Total	$67,782,595	38,320,816

(16)	Managing General Agents and Third‑Party Administrators
Managing general agents (MGAs) and direct written contracts at December 31 were as follows:

Name and address of managing general agent or third-party administrator	Federal employer identification number	Exclusive contract	Type of business written	Type of authority granted *	2019 Direct written premium	2018 Direct written premium	2017 Direct written premium
TRU Services, LLC	04-3392571	No	Excess loss medical and group life	U, C, CA, R, P	**	**	$31,322,507
200 Cummings Center, Ste. 272D
Beverly, MA 01915
	Aggregate other				$51,119,672	58,646,495	65,270,322

Total MGA and third-party administrator premium					$51,119,672	58,646,495	96,592,829

* Abbreviations:
U: Underwriting
C: Claims payment
CA: Claims adjustment
R: Reinsurance ceding
P: Premium collection

** Direct written premium for TRU Services, LLC does not exceed 5% of the policyholder surplus

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(17)	Affiliated Entities
The following is a summary of the significant ownership and affiliated entity relationships that existed at December 31, 2019

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(18)	Reconciliations
Reconciliations of capital and surplus and net income on a GAAP basis to the amounts included in the accompanying statutory financial statements for the years ended December 31 are as follows (in thousands):
	Net income,		Capital and surplus,
	year ended December 31		at December 31
	2019	2018	2019	2018
Amounts as reported on statutory
basis	$90,280	98,889	544,295	505,226
Adjustments:
Deferred policy acquisition costs	48,006	50,098	719,167	681,183
Policy benefit reserves	(848)	(19,647)	(21,232)	(21,705)
Deferred federal income taxes	1,224	(9,098)	(146,917)	(102,268)
Due and deferred premiums	(4,190)	(1,050)	(24,820)	(25,722)
Nonadmitted assets	—	—	25,842	26,162
Asset valuation reserve	—	—	37,888	40,378
Invested assets	—	(74,834)	277,076	(11,564)
Funds withheld derivative	27,186	75,661	(132,630)	(47,099)
Other, net	34	(823)	62,597	32,997
	Amounts on a GAAP
	basis for consolidated
presentation	$161,692	119,196	1,341,266	1,077,588
	Net income,		Capital and surplus,
	year ended December 31		at December 31
	2018	2017	2018	2017
Amounts as reported on statutory
basis	$98,889	66,199	505,226	430,624
Adjustments:
Deferred policy acquisition costs	50,098	41,358	681,183	622,638
Policy benefit reserves	(19,647)	(254)	(21,705)	(2,275)
Deferred federal income taxes	(9,098)	57,323	(102,268)	(120,313)
Due and deferred premiums	(1,050)	(2,066)	(25,722)	(24,458)
Nonadmitted assets	—	—	26,162	30,222
Asset valuation reserve	—	—	40,378	35,555
Invested assets	(74,834)	51,719	(11,564)	215,696
Funds withheld derivative	75,661	(46,050)	(47,099)	(122,760)
Other, net	(823)	(2,483)	32,997	35,552
	Amounts on a GAAP
	basis for consolidated
presentation	$119,196	165,746	1,077,588	1,100,481

AMERICAN FIDELITY ASSURANCE COMPANY
Notes to Statutory Financial Statements
(19)	Guaranty Assessments
As of December 31, 2019, American Fidelity Assurance Company did not receive notice of any assessments that would have a material financial impact.
The amount of recognized liabilities under SSAP No. 35R is approximately $1,691,000 and the related asset for premium tax credits is approximately $772,000. The Company expects that the assessments would be billed and paid over the next year and the majority of the premium tax offsets would be realized over the next five years after that.
Assets recognized from paid and accrued premium tax offsets and policy
surcharges prior year-end	$4,229,571

Decreases current year:
Premium tax offset applied	857,261
Payments on insolvencies which were set up as payables prior to the
current year	354,932

Increases current year:
Assessment payments less refunds on insolvencies billed during the
current year	403,052
Adjusted the liability to remove payments on insolvencies which are no
longer part of the projected liability	4,160
Increase in the estimated assessment liability based on the new
projections at the end of the current year	134,136

Assets recognized from paid and accrued premium tax offsets and policy
surcharges current year-end	$3,558,725

(20)	Subsequent Events
The Company has evaluated events subsequent to December 31, 2019 and through April, 13, 2020 the date on which the audited financial statements were issued.  The Company’s exposure to risk and impact from COVID-19 is being analyzed at every level.  Our product mix does not currently have comprehensive medical coverage as we primarily sell supplemental products.  Our reserves have proved to be adequate under a wide variety of interest rates and stress tests. At this point, we have no reason to believe that normal reserves will not be adequate to cover impacts of COVID-19. Due to our product mix, we believe that the claim impact, if any due to the virus itself will be very minor. However, if these events would trigger a recession, we could see the potential for additional claims (and claim reserves) in our disability lines.  The Company is modeling various stress scenarios for all potentially impacted areas and will monitor outcomes monthly of all financial impacts.  Our investments portfolio is very high credit quality, and as noted earlier in footnote 1(l), Capital and Surplus, our liquidity level is substantial for the Company, with additional sources at the AFC level. Monitoring at every level will continue as long as deemed necessary

AMERICAN FIDELITY ASSURANCE COMPANY
Schedule I- Summary of Investments-Other than Investments in Related Parties
December 31, 2019

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet

Bonds:
United States Government and government agencies and authorities	$2,528,154	$2,684,699	$2,528,154
Special revenue	374,675,018	380,898,732	374,675,018
States, municipalities and political subdivisions	694,369,970	731,703,080	694,369,970
Foreign governments	28,084,114	29,901,855	28,084,114
All other corporate and mortgage backed bonds[1]	3,275,366,492	3,507,174,910	3,274,748,179
Total Bonds:	4,375,023,748	4,652,363,276	4,374,405,435
Equity securities:
Preferred stock	$17,647,066	$19,455,638	$17,647,066
Common stock - unaffiliated	11,949,875	23,741,020	23,741,020
Total equity securities:	29,596,941	43,196,658	41,388,086

Mortgage loans on real estate	550,520,170	569,102,537	550,520,170
Real estate	23,773,327	23,773,327	23,773,327
Cash and short-term investments	289,209,412	289,209,412	289,209,412
Contract loans	56,447,154	56,447,154	56,447,154
Other long-term investments	24,624,356	28,175,476	24,624,356
Receivable for securities	709,026	709,026	709,026
Total investments	$5,349,904,134	$5,662,976,866	$5,361,076,966

[1]The amount shown on the balance sheet for NAIC 6 bonds are presented at fair value as fair value is lower than cost
See accompanying independent auditors’ report.			(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
Schedule III- Supplementary Insurance Information
December 31, 2019

(In thousands)
		As of December 31,				For the years ended December 31,
Segment		Deferred policy acquisition cost (1)	Future policy benefits losses, claims and loss expenses (3)	Unearned premiums (3)	Other policy claims and benefits payable (3)	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs (1)	Other operating expense	Premiums written (2)
2019:
	Life	—	492,248	—	11,069	139,440	57,451	42,487	—	63,892	—
	Annuity	—	2,003,857	—	200	231,289	86,062	175,897	—	18,954	—
	Supplementary
	Contract	—	21,761	—	22,781	966,339	818	2,710	—	79	—
	Accident and
	Health	—	758,895	6,117	135,478	805,432	36,497	419,763	—	355,000	—
Total		—	3,276,761	6,117	169,528	2,142,500	180,828	640,857	—	437,925	—

2018:
	Life	—	455,009	—	10,615	123,588	59,575	36,864	—	69,519	—
	Annuity	—	1,958,643	—	—	228,750	85,605	183,781	—	23,074	—
	Supplementary
	Contract	—	691	—	139	—	30	—	—	—	—
	Accident and
	Health	—	702,795	6,211	116,823	739,319	39,750	368,901	—	382,888	—
Total		—	3,117,138	6,211	127,577	1,091,657	184,960	589,546	—	475,481	—

2017:
	Life	—	447,837	—	17,282	117,845	59,874	32,589	—	57,854	—
	Annuity	—	1,879,503	—	—	159,169	81,476	122,750	—	19,801	—
	Supplementary
	Contract	—	712	—	96	—	30	—	—	—	—
	Accident and
	Health	—	655,307	6,201	106,143	680,365	36,687	319,680	—	329,750	—
Total		—	2,983,359	6,201	123,521	957,379	178,067	475,019	—	407,405	—

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)	Does not apply to life insurance.
(3)	Advance premiums and other deposit funds are included in other policy claims and benefits payable.

See accompanying independent auditors’ report.											(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY
Schedule IV- Reinsurance
December 31, 2019

(In thousands)
					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2019:
Life insurance in force	$30,554,183	7,421,897	—	23,132,286	N/A
Premiums:
Life insurance	$416,397	45,668	—	370,729	N/A
Accident and health insurance	911,372	164,032	58,091	805,431	7.21%
Total premiums	$1,327,769	209,700	58,091	1,176,160	4.94%
Year ended December 31, 2018:
Life insurance in force	$28,719,190	7,759,347	—	20,959,843	N/A
Premiums:
Life insurance	$398,011	45,673	—	352,338	N/A
Accident and health insurance	848,564	161,891	52,646	739,319	7.12%
Total premiums	$1,246,575	207,564	52,646	1,091,657	4.82%
Year ended December 31, 2017:
Life insurance in force	$27,370,623	8,166,721	—	19,203,902	N/A
Premiums:
Life insurance	$324,070	47,055	—	277,014	N/A
Accident and health insurance	805,585	175,349	50,129	680,365	7.37%
Total premiums	$1,129,655	222,404	50,129	957,379	5.24%

See accompanying independent auditors’ report.

PART C
OTHER INFORMATION
ITEM 24  FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements
The following financial statements are included in Part B of this registration statement:
AMERICAN FIDELITY SEPARATE ACCOUNT A
Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2019
Statement of Operations for the Year Ended December 31, 2019
Statement of Changes in Net Assets for the Years Ended December 31, 2019 and 2018
Financial Highlights
Notes to Financial Statements
AMERICAN FIDELITY ASSURANCE COMPANY AND SUBSIDIARIES
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets as of December 31, 2019 and 2018
Consolidated Statements of Income for the Years Ended December 31, 2019, 2018 and 2017
Consolidated Statements of Comprehensive Income (Loss) for the Years Ended December 31, 2019, 2018 and 2017
Consolidated Statements of Stockholder’s Equity for the Years Ended December 31, 2019, 201 and 2017
Consolidated Statements of Cash Flows for the Years Ended December 31, 2019, 2018 and 2017
Notes to Consolidated Financial Statements
Schedule III – Supplementary Insurance Information
Schedule IV – Reinsurance
(b) Exhibits
Exhibit
Number
1.1	-
Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant.  Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998.  https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

1.2	-
Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.  Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

1.3	-
Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust.  Incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

3	-
Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of June 10, 2006.  Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.  https://www.sec.gov/Archives/edgar/data/5007/000090933407000135/afsaaex3-123106.htm

3.1	-
First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009.  Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018. https://www.sec.gov/Archives/edgar/data/5007/000106112818000044/exhibit31firstamedment.htm

3.2	-
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012.  Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 60 to Registrant’s registration statement on Form N-4 filed on April 30, 2012. https://www.sec.gov/Archives/edgar/data/5007/000106112812000041/exhibit3-1.htm

3.3	-
Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015.  Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018. https://www.sec.gov/Archives/edgar/data/5007/000106112818000044/exhibit33thirdamendment.htm

3.4*	-
Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018.

4.1	-
Form of Variable Annuity Master Contract.  Incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

4.2	-
Form of Variable Annuity Contract Certificate.  Incorporated by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

5	-
Forms of Variable Annuity Application.  Incorporated by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

6.1	-
Articles of Incorporation of American Fidelity Assurance Company, as amended.  Incorporated by reference to Exhibit 6.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

6.2	-
Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.  Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant’s registration statement on Form N-4 filed on April 24, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000950134-98-003520-index.html

8.1	-
Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.  Incorporated by reference to Exhibit 8.1 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/5007/000106112815000018/exhibit8-1.htm

8.2	-
Amendment to Participation Agreement (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2005 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/5007/000106112815000018/exhibit8-2.htm

8.3	-
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010. Assurance Company.  Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/5007/000106112815000018/exhibit8-3.htm

8.4	-
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/5007/000106112815000018/exhibit8-4.htm

8.5
Amended and Restated Investment Consultant Agreement effective October 30, 2017 between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/5007/000106112818000044/exhibit85.htm

9*	-	Opinion and Consent of Counsel.
10*	-	Consent of Independent Registered Public Accounting Firm.
99*	-	Relationship chart
*		Filed herewith.

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR
The following are the executive officers and directors of American Fidelity Assurance Company (“AFA”):
Name and Business Address	Positions and Offices with AFA
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director
John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director
Ronald J. Byrne 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President
Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director
William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Chairman of the Board, Chief Executive Officer, Director
John Cassil 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President, Chief Financial Officer, Treasurer
William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Chairman of the Board, Director
Charles R. Eitel 2209 Miramonte Court Naples, Florida 34105	Director
Theodore M. Elam 10th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director
Lynn Fritz 3909 Frei Road Sebastopol, CA 95472	Director
Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary
Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director
Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, OK 73114	Director
Stephen M. Prescott, M.D. 825 N.E. 13th St. Oklahoma City, OK 73104	Director
Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer
Gary E. Tredway 9000 Cameron Parkway Oklahoma City, OK 73114	Executive Vice President

ITEM 26           PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
A relationship chart is included as Exhibit 99.  The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.
ITEM 27  NUMBER OF CONTRACT OWNERS
As of March 31, 2020, there were 6,953 owners of qualified contracts offered by Separate Account A and no owners of non-qualified contracts offered by Separate Account A.
ITEM 28  INDEMNIFICATION
The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:
(a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.
(b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company.  The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company.  Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.
(c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29  PRINCIPAL UNDERWRITERS
(a) American Fidelity Securities, Inc. is the sole underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.
(b) The following persons are the officers and directors of American Fidelity Securities.  The principal business address for each of the following officers and directors is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Vice-President AML; Investment Company and Variable Contract Products Principal
Sal Cristofaro	Chief Operations Officer; Investment Company and Variable Contract Products Principal
Rafael Garcia	Director; Investment Company and Variable Contract Products Principal
Cherie L. Horsfall	Assistant Vice President; Investment Company and Variable Contract Products Principal
Christopher T. Kenney	Director, Chairman of the Board, Chief Executive Officer and President; Investment Company and Variable Contract Products Principal
Linda Overfield	Assistant Vice President AML, Privacy and Licensing; Investment Company and Variable Contract Products Principal
Jennifer Wheeler	Vice President, Chief Compliance Officer and Secretary; Investment Company and Variable Contract Products Principal
(c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 2019 were $58,381, representing the 3% sales fee deducted from purchase payments to the Registrant.  It received no other commission or compensation from or on behalf of the Registrant during the year.
ITEM 30  LOCATION OF ACCOUNTS AND RECORDS
This information is included in the Registrant’s most recent report on Form N-CEN.

ITEM 31  MANAGEMENT SERVICES
Not applicable.
ITEM 32  UNDERTAKINGS
UNDERTAKINGS
The Registrant hereby undertakes to:
(a)
file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)
include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)	deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.
REPRESENTATIONS
American Fidelity Assurance Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.
American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:
1. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2. Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3. Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4. Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 3, 2020.
AMERICAN FIDELITY SEPARATE ACCOUNT A (Registrant)
By:	American Fidelity Assurance Company (Depositor)
By:	s/Ronald J. Byrne
Ronald J. Byrne, Senior Vice President
AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)
By:	s/Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set for as of March 31, 2020.  Each of the undersigned hereby appoints Ronald J. Byrne and Christopher T. Kenney, individually, as his/her true and lawful attorney-in-fact with full power to sign for him/her, in his/her name as officer or director, or both, of American Fidelity Assurance Company, a post-effective amendment to registration statement (and any and all amendments thereto, including additional post-effective amendments) on Form N-4 to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

Signature
s/Gregory S. Allen	s/Lynn Fritz
Gregory S. Allen, Director	Lynn Fritz, Director
s/John M. Bendheim	s/Paula Marshall
John M. Bendheim, Director	Paula Marshall, Director
s/Ronald J. Byrne
Ronald J. Byrne, Senior Vice President	Tom J. McDaniel, Director
s/Lynda L. Cameron	s/Stephen M. Prescott
Lynda L. Cameron, Director	Stephen M. Prescott, Director
s/William M. Cameron	s/Jeanette Rice
William M. Cameron, Chairman of the Board and Chief Executive Officer	Jeanette Rice, President and Chief Operations Officer (Principal Executive Officer)
s/John Cassil
John Cassil, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
s/William E. Durrett
William E. Durrett, Senior Chairman of the Board and Director
s/Charles R. Eitel
Charles R. Eitel, Director
s/Theodore M. Elam
Theodore M. Elam, Director

INDEX TO EXHIBITS
EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
1.1	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant.	Incorporated by reference
1.2	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference
1.3	Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference
3	Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of July 10, 2006.	Incorporated by reference
3.1
First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009.
Incorporated by reference
3.2
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012.
Incorporated by reference
3.3
Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015.
Incorporated by reference
3.4
Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018.
Filed herewith
4.1	Form of Variable Annuity Master Contract.	Incorporated by reference
4.2	Form of Variable Annuity Contract Certificate.	Incorporated by reference
5	Forms of Variable Annuity Application.	Incorporated by reference
6.1	Articles of Incorporation of American Fidelity Assurance Company, as amended.	Incorporated by reference
6.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference
8.1	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Incorporated by reference
8.2
Amendment to Participation Agreement (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2015 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.
Incorporated by reference

8.3
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.
Incorporated by reference
8.4
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.
Incorporated by reference
8.5	Amended and Restated Investment Consultant Agreement effective October 30, 2017 between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C.	Incorporated by reference
9	Opinion and Consent of Counsel.	Filed herewith
10	Consent of Independent Registered Public Accounting Firm.	Filed herewith
99	Relationship chart.	Filed herewith